                                                                     EXHIBIT 3.1


                          CERTIFICATE OF INCORPORATION
                                       OF
                                 TOM BROWN, INC.


FIRST: The name of the Corporation is Tom Brown, Inc.

SECOND: The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle 19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The nature of the business of the Corporation and the objects and purposes and business thereof proposed to be transacted, promoted or carried on are as follows:

         To transact any and all lawful act or activity for which a corporation may be incorporated under the laws of the State of Delaware.

FOURTH: The total number of shares of all classes that the Corporation shall have authority to issue is 250,000,000, of which 50,000,000 shares shall be Preferred Stock, par value $.10 per share, and 200,000,000 shares shall be Common Stock, $.10 par value per share. All of such shares shall, upon issuance thereof, be fully paid and nonassessable.

         The designations, preferences, limitations and relative rights of the shares of each class that the Corporation shall have authority to issue are as follows:

         A. Preferred Stock. The Board of Directors is hereby expressly vested with the authority to adopt a resolution or resolutions providing for the issue of authorized but unissued shares of Preferred Stock, which shares may be issued from time to time in one or more series and in such amounts as may be determined by the Board of Directors in such resolution or resolutions. The designations, preferences, limitations or relative rights of the Preferred Stock and the qualifications, limitations or restrictions, if any, of such preferences and/or rights (collectively, the "Series Terms") may vary between series in any and all respects and shall be such as are stated and expressed in a resolution or resolutions providing for the creation or revision of such Series Terms set forth in a Certificate of Designations (a "Preferred Stock Series Resolution") adopted by the Board of Directors; provided that all shares of any one series of Preferred Stock so designated by the Board of Directors shall be identical in all respects except that shares of any one series issued at different times may differ as to the dates from which dividends thereon may be cumulative. The powers of the Board of Directors with respect to the Series Terms of a particular series shall include, but not be limited to, determination of the following:

                  1. The right to receive dividends, if any, and the rate, dates, terms and other conditions on which such dividends shall be payable;

                  2. The nature of the dividend payable, if any, with respect to shares of such series as cumulative, noncumulative or partially cumulative;

                  3. The redemption rights of such series including the price at and the terms and conditions on which such shares may be redeemed;

                  4. The amount payable upon shares in the event of involuntary liquidation;

                  5. The amount payable upon shares in the event of voluntary liquidation;

                  6. Sinking fund provisions for the redemption or purchase of shares;

                  7. The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

                  8.       Voting rights, if any; and

                  9. Repurchase obligations of the Corporation with respect to the shares of each series.

                  Any of the Series Terms, including voting rights, of any series may be made dependent upon facts ascertainable outside this Certificate of Incorporation and the Preferred Stock Series Resolution, provided that the manner in which such facts shall operate upon such Series Terms is clearly and expressly set forth herein or in the Preferred Stock Series Resolution.

                  Subject to the provisions of this Paragraph Fourth, shares of one or more series of Preferred Stock may be authorized or issued from time to time as shall be determined by and for such consideration as shall be fixed by the Board of Directors, in an aggregate amount not exceeding the total number of shares of Preferred Stock authorized herein. Except in respect of Series Terms fixed by the Board of Directors as permitted hereby, all shares of Preferred Stock shall be of equal rank and shall be identical.

         B.       Common Stock.

                  1. Dividends. Subject to the provisions of any Preferred Stock Series Resolution, the Board of Directors may, in its discretion, out of funds legally available for the payment of dividends and at such times and in such manner as determined by the Board of Directors, declare and pay dividends on the Common Stock of the Corporation.

                           No dividend (other than a dividend in capital stock ranking on a parity with the Common Stock or cash in lieu of fractional shares with respect to such stock dividend) shall be declared or paid on any share or shares of any class of stock or series thereof ranking on a parity with the Common Stock in respect of payment of dividends for any dividend period unless there shall have been declared, for the same dividend period, like proportionate dividends on all shares of Common Stock then outstanding.

                  2. Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and after payment of any preferential amount due to the holders of any other class or series of stock, the holders of the Common Stock shall be entitled to receive ratably any or all assets remaining to be paid or distributed.

                  3. Voting Rights. Subject to any special voting rights set forth in any Preferred Stock Series Resolution, the holders of the Common Stock of the Corporation shall be entitled at all meetings of shareholders to one vote for each share of such stock held by them.

         C. Prior, Parity or Junior Stock. Whenever reference is made in this Paragraph Fourth or in any Preferred Stock Series Resolution to shares "ranking prior to" another class or series of stock or "on a parity with" another class or series of stock, such reference shall mean and include all other shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation are given preference over, or rank on an equality with, as the case may be, the rights of the holders of such other class or series of stock. Whenever reference is made to shares "ranking junior to" another class of stock, such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends and as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation are junior and subordinate to the rights of the holders of such class or series of stock.

                  Except as otherwise provided herein or in any Preferred Stock Series Resolution, each series of Preferred Stock ranks on a parity with each other series and each series ranks prior to the Common Stock. Common Stock ranks junior to the Preferred Stock.

         D. Liquidation. For the purposes of Section (2) of Section B of this Paragraph Fourth and for the purpose of the comparable sections of any Preferred Stock Series Resolution, the merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or the sale, lease or conveyance of all or substantially all the assets, property or business of the Corporation, shall not be deemed to be a liquidation, dissolution or winding up of the Corporation.

         E. Reservation and Retirement of Shares. The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock or out of shares of Common Stock held in its treasury, the full number of shares of Common Stock into which all shares of any series of Preferred Stock having conversion privileges from time to time outstanding are convertible.

                  Unless otherwise provided in a Preferred Stock Series Resolution with respect to a particular series of Preferred Stock, all shares of Preferred Stock redeemed or acquired (as a result of conversion or otherwise) shall be retired and restored to the status of authorized but unissued shares.

         F.       Preemptive Rights.

                  1. No holder of shares of Preferred Stock or Common Stock of the Corporation shall have any preemptive right to purchase or subscribe for or receive any shares of any class, or series thereof, of stock of the Corporation, whether now or hereafter authorized, or any warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock; but such additional shares of stock and such warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock may be issued or disposed of by the Board of Directors to such persons, and on such terms and for such lawful consideration, as in its discretion it shall deem advisable.

                  2. The stockholders of the Corporation shall have no rights to acquire the shares of Common Stock of the Corporation now held in the treasury of the Corporation or any shares of Common Stock of the Corporation hereafter acquired by the Corporation and held as treasury shares.

         G. No Cumulative Voting. Cumulative voting shall not be allowed in the election of Directors or for any other purpose.

         H. Repurchases of Capital Stock. The Corporation may, without shareholder approval, purchase, directly or indirectly, its own shares to the extent permitted by the Delaware General Corporation Law.

FIFTH:   The names and mailing address of the incorporators are:


                          Name                       Address
                          ----                       -------
                    Thomas C. Brown             500 Empire Plaza
                                                Midland, Texas 79701

                    Donald L. Evans             500 Empire Plaza
                                                Midland, Texas 79701

SIXTH: The name and mailing addresses of the persons who are to serve as directors until the first annual meeting of stockholders or until their successors are duly elected and qualified are:


                       Name                      Address
                       ----                      -------
                Thomas C. Brown              500 Empire Plaza
                                             Midland, Texas 79701

                Donald L. Evans              500 Empire Plaza
                                             Midland, Texas 79701

                Joe G. Roper                 5609 West Industrial
                                             Boulevard
                                             Midland, Texas 79701

SEVENTH:  The Corporation is to have perpetual existence.

EIGHTH: The Board of Directors shall have power to enact, alter, amend and repeal bylaws not inconsistent with the laws of the State of Delaware and this Certificate of Incorporation.

NINTH: Limitation of Certain Liability of Directors. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. In addition to the circumstances in which a director of the Corporation is not personally liable as set forth in the preceding sentence, a director shall not be liable to the fullest extent permitted by any amendment to the Delaware General Corporation law hereafter enacted that further limits the liability of a director.

         Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to any matter occurring or any cause of action, suit or claim that, but for this Article Ninth, would accrue or arise, prior to the time of such repeal or modification.

TENTH: Indemnification and Insurance.

         A. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director of officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Paragraph A or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

         B. Right of Claimant to Bring Suit. If a claim under Paragraph A of this Paragraph Tenth is not paid in full by the Corporation within ninety days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard or conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         C. Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Paragraph shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

         D. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

ELEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

         WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly, have hereunto set our hands this 25th day of February, 1987.


                                                        /s/ Thomas C. Brown
                                                        ------------------------
                                                        Thomas C. Brown


                                                        /s/ Donald L. Evans
                                                        ------------------------
                                                        Donald L. Evans

                                TOM BROWN, INC.
                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                     AND RIGHTS OF SERIAL PREFERRED STOCK -
                       SERIES A NON-VOTING CONVERTIBLE 6%
                           CUMULATIVE PREFERRED STOCK


         The undersigned, President and Secretary, respectively, of Tom Brown, Inc., a Delaware corporation (the "Company"), certify that pursuant to authority granted to and vested in the Board of Directors of the Company by provisions of the Certificate of Incorporation of the Company, the Board of Directors has duly adopted the following resolutions creating a series of serial preferred stock of the Company designated as the Series A Non-Voting Convertible 6% Cumulative Preferred Stock:

         "RESOLVED, That the Board of Directors of Tom Brown, Inc. (the "Company"), in the exercise of its best business judgment and intending to act in full compliance with the applicable provisions of the Company's Certificate of Incorporation and Bylaws and the provisions of the Delaware General Corporation Law, hereby establishes a series of Preferred Stock, par value $0.10 per share, of the Company designated as "Series A Non-Voting Convertible 6% Cumulative Preferred Stock" (the "Series A Shares"), and the number of Series A Shares which the Company is authorized to issue from time to time shall be 22,000,000 and the designations, preferences, limitations, and relative rights, and qualifications, limitations and restrictions, of the Series A Shares shall be as follows:


         1. Liquidation. The Series A Shares shall be preferred as to assets over Junior Shares so that, in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Series A Shares shall be entitled, in conjunction with any provision then being made for the holders of Parity Shares, if any, to have set apart for them or to be paid out of the assets of the Company, after payment or provision for payment of the debts and other liabilities of the Company and after provision for the holders of Senior Shares, if any, but before any distribution is made to or set apart for the holders of Junior Shares, an amount in cash equal to $1.1364 per Series A Share (as adjusted for any stock split, reverse stock split, stock dividend or similar event resulting in a change in the Series A Shares) (the "Liquidation Value"), together with all dividends accrued on such Series A Shares to the date of payment, irrespective of whether such dividends were earned, declared or legally available, and the holders of the Series A Shares shall not be entitled to any further payment in connection with the voluntary or involuntary liquidation, dissolution or winding up of the Company except as expressly provided for in this resolution. If, upon such liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to the holders of the Series A Shares and the holders of Parity Shares, if any, shall be insufficient to permit the distribution in full of the amounts receivable as aforesaid by the holders of the Series A Shares and the amounts receivable by the holders of Parity Shares, if any, then all such assets of the Company shall be distributed ratably among the holders of the Series A Shares and the holders of Parity Shares, if any, in proportion to the amounts that each would have been entitled to receive if such assets were sufficient to permit distribution in full as aforesaid. Neither the consolidation or merger of the Company with or into any corporation or corporations, nor the sale, lease or transfer by the Company of all or any part of its assets, nor the reduction of the authorized or issued shares of the Company of any class, whether now or hereafter authorized, shall be deemed to be a liquidation, dissolution or winding up of the Company for the purposes of this Section 1. Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the Company, setting the payment date and the place where the amounts to be distributed shall be paid and containing a reference to the conversion option granted by
         Section 2 hereof, shall be given not less than thirty (30) days prior to the payment date stated therein to the holders of record of the Series A Shares at their respective addresses as the same shall appear on the stock ledger of the Company.

         2.       Conversion.

                  (a) Subject to the terms and conditions of this Section 2, the Series A Shares shall be convertible, at any time and from time to time, at the option of the holder thereof, into Common Shares by surrender of the certificate or certificates for the Series A Shares to be so converted, duly endorsed, at the principal office of the Company (or at such other place or places as may be designated by the Company from time to time by notice sent to the holders of the Series A Shares at their respective addresses as the same shall appear on the stock ledger of the Company) or at the corporate trust office of any transfer agent for the Series A Shares at any time during normal business hours, together with notice that the holder elects to convert such Series A Shares, or a stated number of such shares, in accordance with the provisions of this Section 2. Such notice shall also state the name or names (with addresses) in which the certificate or certificates for Common Shares shall be issued. The number of Common Shares that any such holder shall receive in return for each Series A Share converted by such holder shall be computed by dividing (x) $1.1364 (as adjusted for any stock split, reverse stock split, stock dividend or similar event resulting in a change in the Series A Shares) by (y) the Conversion Price then in effect.

                  (b) As promptly as practicable after exercise by any holder of Series A Shares of such holder's option to convert Series A Shares pursuant to the provisions of this Section 2, the Company shall deliver or cause to be delivered to or upon the written order of such holder one or more certificates representing the number of Common Shares issuable upon such conversion, issued in such name or names as such holder may direct, together with, if the certificate or certificates surrendered evidence a greater number of Series A Shares than the number of Series A Shares to be converted, one or more certificates evidencing the Series A Shares not to be converted, issued in such name or names as such holder may direct, and accompanied by any cash in respect of any fractional interest in a Common Share issuable upon such conversion. Each such conversion shall be deemed to have been made immediately prior to the close of business on the day the option to convert is exercised, and all rights of the converting holder as the holder of the Series A Shares surrendered for conversion shall cease at such time and the person or persons in whose name or names the certificate or certificates for the Common Shares issuable upon conversion are to be issued shall be treated for all purposes as having become the record holder or holders thereof at such time, except that, if the date of exercise of the conversion option is a date when the stock ledger of the Company is closed, such person or persons shall be deemed to have become the holder or holders of such shares at the close of business on the next succeeding date on which the stock ledger is open.

                  (c) The initial Conversion Price shall be $0.2841. The Conversion Price shall be subject to adjustment as follows:

                           A. If the Company shall pay a dividend or make any
                  other distribution to all holders of the Common Shares payable in Common Shares or shall subdivide its outstanding Common Shares into a greater number of shares, the Conversion Price in effect immediately prior thereto shall be proportionately reduced, and if the Company shall combine its outstanding Common Shares into a smaller number of shares, the Conversion Price in effect immediately prior thereto shall be proportionately increased. An adjustment made pursuant to this subdivision A shall become effective as of the date the record is taken for such dividend or distribution or such subdivision or combination or, if no record is taken, the date as of which the record holders of Common Shares entitled to such payment or other distribution or to participate in such subdivision or combination are determined.

                           B. If on or after December 24, 1986, the Company
                  issues or sells, or in accordance with subdivision C below is deemed to have issued or sold, any Common Shares (other than (i) Common Shares issued or sold pursuant to the exercise of options, warrants or rights outstanding as of December 24, 1986, (ii) by reason of the grant of options under the Tom Brown, Inc. Incentive Stock Option Plan, to purchase up to a total of 600,000 Common Shares (as adjusted pursuant to the provisions of the plan designed to protect against dilution) at a per share purchase price of not less than 100% of the fair market value of a Common Share on the date of grant and Common Shares issued or sold pursuant to the exercise of such options, (iii) issuances or sales of Common Shares for which an adjustment of the Conversion Price is made pursuant to subdivision A above, or (iv) pursuant to transactions for which appropriate provision is made pursuant to Section 2(d) or 2(e) hereof) for a consideration per share less than the Conversion Price or the Market Price, as the case may be, in effect immediately prior to such time, then forthwith upon such issuance or sale the Conversion Price shall be adjusted to that Conversion Price determined by multiplying the Conversion Price then in effect by a fraction (1) the numerator of which shall be the number of Common Shares outstanding immediately prior to the issuance or sale of such additional Common Shares plus the number of Common Shares which the aggregate consideration received by the Company for the total number of Common Shares so issued or sold would purchase at the Conversion Price or the Market Price, as the case may be, in effect immediately before such adjustment, and
                  (2) the denominator of which shall be the number of Common Shares outstanding immediately after the issuance or sale of such Common Shares.

                           C. For the purposes of determining the adjusted
                  Conversion Price under subdivision B above, the following shall be applicable:

                                    (i) If on or after December 24, 1986, the
                           Company in any manner grants any right or option to subscribe for or to purchase Common Shares or any stock or other securities convertible into or exchangeable for Common

                           Shares (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the lowest price per share for which any one Common Share is issuable upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security is less than the Conversion Price or the Market Price, as the case may be, in effect immediately prior to the time of the granting of such Option, then the Conversion Price shall be adjusted as provided in subdivision B above on the basis that the maximum number of Common Shares issuable upon the exercise of all such Options and upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of such grant and the aggregate consideration for such maximum number of additional Common Shares shall be deemed to be the minimum consideration received or receivable by the Company (if any) upon the issuance of such additional Common Shares on the exercise of the Options or the conversion or exchange of the Convertible Securities. For the purposes of this paragraph (i), the "lowest price per share for which any one Common Share is issuable" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one Common Share upon the granting of the Option, upon the exercise of the Option, and upon the conversion or exchange of the Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issue of such Common Shares or of such Convertible Securities upon the exercise of such Option or upon the actual issue of such Common Shares upon conversion or exchange of such Convertible Securities.

                                    (ii) If on or after December 24, 1986, the
                           Company in any manner issues or sells any Convertible Security and the lowest price per share for which any one Common Share is issuable upon conversion or exchange thereof is less than the Conversion Price or the Market Price, as the case may be, in effect immediately prior to the time of such issuance or sale, then the Conversion Price shall be adjusted as provided in subdivision B above on the basis that the maximum number of Common Shares issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of such issue or sale and the aggregate consideration for such maximum number of additional Common Shares shall be deemed to be the minimum consideration received or receivable by the Company (if any) upon the issuance of such additional Common Shares or the issuance or sale of such Convertible Securities and the conversion or exchange thereof. For the purposes of this paragraph (ii), the "lowest price per share for which any one Common Share is issuable" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one Common Share upon the issuance or sale of such Convertible Security and upon the conversion or exchange of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issue of such Common Shares upon conversion or exchange of such Convertible Security, and if any such issue or sale of such Convertible Security is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this subdivision C, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

                                    (iii) If the purchase price provided for in
                           any Option, the additional consideration (if any) payable upon the issue, conversion or exchange of any Convertible Security, or the rate at which any Convertible Security is convertible into or exchangeable for Common Shares changes at any time, the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price that would have been in effect at such time had such Option or Convertible Security originally provided for such changed purchase price, changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided, however, that if such adjustment of the Conversion Price shall result in an increase in the Conversion Price then in effect, such adjustment shall not be effective until thirty (30) days after notice thereof has been given to all holders of the Series A Shares at their respective addresses as the same shall appear on the stock ledger of the Company.

                                    (iv) Upon the expiration of any Option or
                           the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Conversion Price then in effect shall be adjusted to the Conversion Price that would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued; provided, however, that if the Company shall accelerate the expiration of any Option or the termination of any right to convert or exchange any Convertible Security, such adjustment shall not be effective until thirty (30) days after notice of such acceleration has been given to all holders of the Series A Shares.

                                    (v) If any Common Share, Option or
                           Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. Except as provided below in this subdivision (v), in case any Common Share, Option or Convertible Security is issued or sold or deemed to have been issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, determined in good faith by the Board of Directors of the Company, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Market Price thereof as of the date of receipt, but in each such case without deduction of any expenses incurred or any underwriting commission or concessions paid or allowed by the Company in connection therewith. In computing the Market Price of a note or other obligation that is not listed on any securities exchange or quoted in the NASDAQ System or for which market quotations are not otherwise readily available, the total consideration to be received by the Company thereunder (including interest) shall be discounted to present value at the prime rate of interest of InterFirst Bank Dallas, N.A., (or its successor in interest) in effect at the time the note or obligation is deemed to have been issued. If any Common Share, Option or Convertible Security is issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair value, as determined in good faith by the Board of Directors, of such portion of the net assets and business of the nonsurviving corporation as is attributable to such Common Share, Option or Convertible Security, as the case may be. If any Common Share, Option or Convertible Security is issued in payment or satisfaction of any dividend upon any class of stock other than Common Shares, the amount of consideration therefor will be deemed to be equal to the amount of such dividend so paid or satisfied.

                                    (vi) In case any Option is issued in
                           connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option shall be deemed to have been granted for consideration of $0.01.

                                    (vii) If the purchase price provided for in
                           any option, warrant or right referred to in clause
                           (i) or (ii) of the parenthetical in subdivision B above shall change at any time (other than by reason of the provisions designed to protect against dilution), then such change shall be deemed the issuance of a new Option as of the date of such change for the purposes of said subdivision B.

                  (d) If the Company shall distribute (pursuant to a dividend or otherwise) to all holders of the Common Shares of its capital stock (other than Common Shares), evidences of indebtedness, assets or other property (excluding dividends payable in cash out of surplus (determined in accordance with generally accepted accounting principles, consistently applied)), or options, warrants or rights to subscribe for or to purchase securities of the Company or other property, then, in each such case, appropriate provision shall be made (without any adjustment of the Conversion Price) to ensure that the holder of each Series A Share then outstanding shall have the right to receive, upon conversion of such Series A Share, with respect to the Common Shares such holder shall receive upon conversion and in addition thereto and without payment of any consideration therefor, such capital stock, evidences of indebtedness, assets or other property, or such options, warrants or rights, that such holder would have received upon such distribution had such holder been the holder of record of the number of Common Shares into which such Series A Share could have been converted immediately prior to such distribution on the date on which the record was taken for such distribution, or, if no record was taken, the date as of which the record holders of Common Shares entitled to such distribution were determined.

                  (e) In case of (i) any reclassification or change of the outstanding Common Shares (other than a change in par value, or from par value to no par value, or from no par value to par value, or a change in the Common Shares as a result of a subdivision or combination for which an adjustment of the Conversion Price is made pursuant to subdivision A of Section 2(c), or (ii) any consolidation or merger of the Company or any Subsidiary with or into another entity, or (iii) any sale or conveyance to another corporation of the assets of the Company as an entirety or substantially as an entirety, as a result of which in any such case the holders of all the Common Shares are entitled to receive (either directly or upon subsequent liquidation pursuant to a plan of liquidation adopted in connection with such transaction) stock or other securities or property with respect to or in exchange for the Common Shares, then, in each such case, without any adjustment of the Conversion Price, effective as of the effective time of any such reclassification, change, consolidation, merger, sale or conveyance, as the case may be, the holder of each Series A Share then outstanding shall have the right to receive or acquire, upon conversion of such Series A Share, in lieu of or in addition to the

         Common Shares theretofore receivable upon such conversion, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of Common Shares into which such Series A Share could have been converted immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. The Company shall not effect any such consolidation, merger, sale or conveyance unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the entity purchasing such assets assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the Series A Shares then outstanding) the obligation to deliver to each such holder such shares of stock or other securities or property as, in accordance with the foregoing provisions of this subsection (e), such holder may be entitled to receive or acquire. In each such case, appropriate adjustments shall be made in the application of the provisions of this Section 2 with respect to the rights and interests thereafter of the holders of the Series A Shares, to the end that the provisions of this Section 2 shall thereafter be applicable, as nearly as reasonably may be, to the stock or other securities or property thereafter deliverable in lieu of Common Shares upon the conversion of Series A Shares. The provisions of this subsection (e) shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales and conveyances. If the occurrence of any one event shall give rise to an adjustment under both this subsection (e) and Section 2(d) hereof, then the terms of this subsection (e) shall control.

                  (f) If on or after December 24, 1986, the Company shall take any action affecting the Common Shares, other than an action described in subsections (c), (d) or (e) above, which, in the opinion of the Board of Directors of the Company, would have a material adverse effect upon the conversion option granted by this Section 2, the Conversion Price shall be adjusted in such manner and at such time as the Board may in good faith determine to be equitable in the circumstances.

                  (g) Except as otherwise provided in this Section 2, if an adjustment to the Conversion Price is required under more than one subsection or subdivision of this Section 2, then the Conversion Price shall be adjusted in the manner provided herein which will result in the greater reduction in the Conversion Price.

                  (h) Any determination as to fair value or as to whether any adjustment (including an adjustment of the Conversion Price) is required hereunder, or as to the amount of any such adjustment, if required, shall be binding upon the holders of the Series A Shares and the Company if made in good faith by the Board of Directors of the Company.

                  (i) Whenever the Conversion Price is adjusted as provided in this Section 2, then, in each such case, the Company shall notify the transfer agent, if any, for the Series A Shares and shall promptly give to the holders of the Series A Shares who are holders of record not more than fifteen (15) days before the date such notice is given, a notice stating (i) the event requiring the adjustment, (ii) the method by which the adjustment was calculated (including a description of the basis on which the Board of Directors of the Company made any determination hereunder), and (iii) the adjusted Conversion Price then and thereafter effective under this Section 2. An affidavit of the transfer agent for the Series A Shares or of the Secretary of the Company that any such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

                  (j) In case at any time:

                           (i) the Board of Directors of the Company shall
                  declare a dividend (or any other distribution) on the Common Shares; or

                           (ii) the Board of Directors of the Company shall
                  authorize the granting to all holders of the Common Shares of options, warrants or rights to subscribe for or to purchase any shares of stock of any class or of any other options, warrants or rights; or

                           (iii) the Board of Directors of the Company shall
                  authorize any reclassification of the Common Shares, any consolidation or merger of the Company or any Subsidiary with or into another corporation, or the sale or conveyance of all or a substantial portion of the assets of the Company; or

                           (iv) the Board of Directors of the Company shall
                  authorize the voluntary liquidation, dissolution or winding up of the Company;

         then the Company shall cause to be given to each holder of Series A Shares, as promptly as possible but in any event at least twenty (20) days (sixty (60) days in the case of any merger or consolidation to which the Company or any Subsidiary is a party or the sale or conveyance of all or a substantial portion of the Company's assets) prior to the applicable date hereinafter specified, a notice stating
         (1) the date on which a record is to be taken for the purposes of such dividend, distribution or granting of options, warrants or rights, or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution or options, warrants or rights are to be determined, or (2) the date on which such reclassification, consolidation, merger, sale, conveyance, liquidation, dissolution or winding up is expected to become effective, the terms of such transaction, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale, conveyance, liquidation, dissolution or winding up. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above. Nothing contained in this subsection (j) shall be deemed to adversely affect the rights of the holders of the Series A Shares, under the Delaware General Corporation Law or under the Certificate of Incorporation of the Company, to be given notice of, or to vote upon, a proposal to effect any transaction described in this subsection (j).

                  (k) No fractional Common Shares shall be issued upon the conversion of Series A Shares. If more than one Series A Share shall be surrendered for conversion at one time by the same holder, the number of full Common Shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series A Shares so surrendered. If any fractional interest in a Common Share would, except for the provisions of this subsection (k), be deliverable upon the conversion of any Series A Share or Shares, the Company shall, in lieu of delivering the fractional share therefor, pay to the holder of such surrendered Series A Share or Shares an amount in cash (computed to the nearest cent) equal to such fractional interest multiplied by the Market Price of a Common Share as of the close of business on the date of conversion.

                  (l) The Company shall as promptly as practicable seek the approval of its shareholders to cause its Certificate of Incorporation to be amended to increase the number of authorized Common Shares to a number sufficient to permit the conversion of all outstanding Series A Shares from time to time as necessary under the circumstances. Upon any issuance of Series A Shares, the Company shall reserve a number of Common Shares sufficient to permit conversion of all of such Series A Shares at such time; provided, however, that if and to the extent the number of authorized Common Shares is not then sufficient to permit conversion of all then issued Series A Shares, all then authorized but unissued Common Shares which are not otherwise reserved shall be reserved for purposes of permitting conversion of a portion of such Series A Shares and after approval by the Company's shareholders of an amendment to the Company's Certificate of Incorporation increasing the number of authorized Common Shares, the Company shall reserve such number of newly authorized Common Shares so as to permit, immediately following such approval, the conversion of all such Series A Shares, and thereafter the Company shall at all times have reserved and available out of its authorized but unissued Common Shares solely for the purpose of issue upon conversion of the Series A Shares, as provided in this Section 2, such number of Common Shares as shall from time to time be sufficient to permit the conversion of all outstanding Series A Shares. Upon the issuance thereof upon conversion, all in accordance with the provisions of this Section 2, such Common Shares shall be validly issued, fully paid and nonassessable. Series A Shares converted pursuant to this Section 2 shall be cancelled and shall not be reissued. Upon any conversion, no adjustment shall be made for dividends on the Common Shares payable to holders of record of Common Shares on a date prior to the date of such conversion.

                  (m) The issuance of certificates for Common Shares shall be made without charge for any tax in respect of such issuance. However, if any such certificate is to be issued in the name other than that of the holder of the converted Series A Shares, the Company shall not be required to issue or deliver any certificate or certificates unless (i) the holder has paid to the Company the amount of any tax that may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Company that such tax has been paid and (ii) the certificate for the Series A Shares surrendered for conversion shall be duly endorsed or accompanied by a duly executed stock power.

                  (n) If the issuance of any Common Shares upon the conversion of Series A Shares requires approval of or by any securities exchange before such shares may be issued, and the Company determines to secure such approval, then the Company may suspend the conversion of all Series A Shares for the period during which it is endeavoring to secure such approval.

                  3. Voting Rights. The holders of the Series A Shares shall not have, and shall not be entitled to exercise, exercise, any voting rights with respect to the Series A Shares, except for such voting rights which such holders may be entitled to exercise as holders of a class or series of capital stock of the Company pursuant to, under or in accordance with specific provisions of the Delaware General Corporation Law.

                  4. Dividends.

                  (a) The holders of the Series A Shares shall be entitled to receive out of funds legally available therefor, cumulative cash dividends at the rate of 6% per annum of the Liquidation Value per Series A Share ($1.1364, as adjusted for any stock split, reverse stock split, stock dividend or similar event resulting in a change in the Series A Shares) (the "Dividend Rate"), payable on June 30 of each year in which any Series A Shares shall be outstanding, commencing June 30, 1987, to the holders of record of such Series A Shares on the respective dates fixed for such purpose by the Board of Directors of the Company in advance of payment of each dividend. Dividends on each Series A Share shall be cumulative from the date of issue thereof. The first dividend payable with respect to any Series A Share shall be computed by multiplying the Dividend Rate by a fraction of which (i) the numerator shall be the number of days from the date of issue of such Series A Share through the date as of which such first dividend is payable, inclusive, and (ii) the denominator shall be 360.

                  (b) All other equity securities of the Company, including, without limitation, the Senior Shares, if any, and the Junior Shares, if any, shall rank junior to the Series A Shares in the payment of dividends.

                  (c) To the extent any dividend accrues on a Series A Share, and is not fully paid in the manner specified in Section 4(a) hereof, such dividend (or, if paid in part, the unpaid portion thereof) shall be added to the Liquidation Value of such Series A Share and shall remain a part of such Liquidation Value until such dividend (or unpaid portion thereof) is paid. In addition, any such unpaid dividend shall not result in an adjustment to the Conversion Price, and any such unpaid dividend shall no longer be payable to a holder of such Series A Share upon the effective date of the conversion thereof into Common Shares.

                  (d) If at any time the Company pays less than the total amount of dividends then accrued and payable with respect to the Series A Shares, such payment shall be distributed ratably among the holders of the Series A Shares based upon the aggregate Liquidation Value of the Series A Shares then held by each such holder.

                  (e) So long as any Series A Shares shall remain outstanding, no dividend whatsoever (other than a dividend payable in Common Shares) shall be declared or paid on any Junior Shares, nor shall any Junior Shares be redeemed or purchased by the Company or any Subsidiary thereof, nor shall any monies be paid to or made available for a sinking fund for the redemption or purchase of any Junior Shares, unless in each such instance full dividends on all outstanding Series A Shares for all past dividend periods and the dividend on all outstanding Series A Shares for the then current dividend period shall have been paid and sufficient funds set apart therefor.

         5. Definitions.

                  (a) As used herein, the following terms shall have the meanings specified in the sections listed below:


            Term                                    Section
            ----                                    -------

            Company                                Preamble

            Conversion Price                       2(c)

            Convertible Securities                 2(c)C(i)

            Liquidation Value                      1

            Options                                2(c)C(i)

            Series A Shares                        Preamble

                  (b) As used herein, the following terms shall have the following meanings:

                  "Common Shares" shall mean and include the shares of Common Stock, par value $0.10 per share, of the Company as constituted on the date of the original issue of the Series A Shares and shall also include any class of shares of capital stock of the Company thereafter authorized that shall not be limited to a fixed sum or percentage in respect of the right of the holders thereof to receive dividends or to participate in the assets of the Company distributable to shareholders upon any liquidation, dissolution or winding up of the Company; provided, however, that the shares into which the Series A Shares shall be convertible pursuant to Section 2 hereof shall mean and include, and, as used in Section 2 hereof, the term "Common Shares" shall mean and include, only the Common Stock, par value $0.10 per share, of the Company as constituted on the date of the original issue of the Series A Shares or (i) in the case of any reclassification, change, consolidation, merger, sale or conveyance of the character referred to in Section

         2(e) hereof, the shares or other securities or property deliverable in lieu thereof or (ii) in the case of any change or reclassification of the outstanding Common Shares issuable upon conversion of the Series A Shares as a result of a subdivision or combination or consisting of a change in par value, or from par value to no par value, or from no par value to par value, such Common Shares as so changed or reclassified.

                  "Junior Shares" shall mean (i) Common Shares and (ii) all those classes and series of preferred or special shares which, by the terms of the Certificate of Incorporation of the Company, shall be subordinate to the Series A Shares with respect to the right of the holders thereof to participate in the assets of the Company distributable to shareholders upon any liquidation, dissolution or winding up of the Company.

                  "Market Price" of any security shall mean the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such date, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 p.m., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the high and low bid and asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Inc., or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such date. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" of such security shall be the fair value thereof determined in good faith by the Board of Directors of the Company.

                  "Parity Shares" shall mean all those classes and series of preferred or special shares which, by the terms of the Certificate of Incorporation of the Company, shall be on a parity with the Series A Shares with respect to the right of the holders thereof to participate in the assets of the Company distributable to shareholders upon any liquidation, dissolution or winding up of the Company.

                  "Senior Shares" shall mean all those classes and series of preferred or special shares which, by the terms of the Certificate of Incorporation of the Company, shall be senior to the Series A Shares with respect to the right of the holders thereof to participate in the assets of the Company distributable to shareholders upon any liquidation, dissolution or winding up of the Company.

                  "Subsidiary" shall mean any entity of which shares of stock or other equity interests having at least a majority of the ordinary voting power in electing the board of directors or similar governing body are, at the time as of which any determination is being made, owned by the Company either directly or indirectly through one or more Subsidiaries.

         8. Miscellaneous.

                  (a) If any other class or series of preferred or special shares of the Company, whether ranking prior to or on a parity with or junior to the Series A Shares as to dividends or assets, shall be created, nothing herein shall prevent the holders of any such other class or series of preferred or special shares from being given any designations, preferences, limitations or relative rights authorized by law and the Certificate of Incorporation of the Company, except as otherwise expressly provided herein with respect to the foregoing matters.

                  (b) All notices or other communications referred to herein, except as otherwise expressly provided, shall be hand delivered or given by registered or certified mail, return receipt requested, postage prepaid, and shall be deemed to have been given when so hand delivered or mailed.

         DATED this 8th day of April, 1987.



                                                      /s/ Donald L. Evans
                                                      --------------------------
                                                      Donald L. Evans, President


   /s/ James M. Alsup
-------------------------
James M. Alsup, Secretary

                             CERTIFICATE OF MERGER
                                     MERGING
                                 TOM BROWN, INC.
                              A NEVADA CORPORATION
                                      INTO
                                 TOM BROWN, INC.
                             A DELAWARE CORPORATION

               (Pursuant to Section 252 of the General Corporation
                          Law of the State of Delaware)


         Tom Brown, Inc., a corporation organized under the laws of the State of Delaware, does hereby certify that:

         1. The names and states of incorporation of each of the constituent corporations are:


                      Name of Corporation              State
                      -------------------              -----
                         Tom Brown, Inc.               Nevada

                         Tom Brown, Inc.               Delaware

         2. A Plan and Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Section 252(c) of the General Corporation Law of the State of Delaware.

         3. The name of the surviving corporation is Tom Brown, Inc., a Delaware corporation.

         4. The Certificate of Incorporation of Tom Brown, Inc., a Delaware corporation, shall be the Certificate of Incorporation of the surviving corporation.

         5. The executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation as follows:

                                 Tom Brown, Inc.
                                500 Empire Plaza
                              Midland, Texas 79701

         6. A copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost, to any stockholder of any constituent corporation.

         7. The authorized capital stock of Tom Brown Inc., Nevada, is 150,000,000 shares, of which 100,000,000 shares are common stock and 50,000,000 shares are preferred stock.

         IN WITNESS WHEREOF, said Tom Brown, Inc., a Delaware corporation, has caused this certificate to be signed by Donald L. Evans, its President, and attested by James M. Alsup, its Secretary, this 9th day of April, 1987.



                                                  By:  /s/ Donald L. Evans
                                                     ---------------------------
                                                     Donald L. Evans, President





ATTEST:

  /s/ James M. Alsup
-------------------------
James M. Alsup, Secretary




THE STATE OF TEXAS       )
                         )
COUNTY OF MIDLAND        )

         This instrument was acknowledged before me on April 9, 1987, by Donald
L. Evans, President of Tom Brown, Inc., a Delaware corporation, on behalf of said Corporation.


                                                     /s/ Rita K. Turner
                                                   -----------------------------
                                                   Name Rita K. Turner
                                                       -------------------------
                                                        Notary Public in and for
                                                        the State of Texas

My Commission Expires:
       10/23/89
----------------------

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                     MERGING
                              TBI MANAGEMENT, INC.
                                      INTO
                                TOM BROWN, INC.,
                             A DELAWARE CORPORATION

                        (Pursuant to Sections 253 of the
                General Corporation Law of the State of Delaware)

         TOM BROWN, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

         1. Tom Brown, Inc. is the parent corporation of TBI Management, Inc., a Texas corporation, and Tom Brown, Inc. owns 100% of the outstanding shares of stock of TBI Management, Inc., and therefore is entitled to Merge TBI Management, Inc. into Tom Brown, Inc. under the provisions of Section 253 of the General Corporation Law of the State of Delaware.

         2. The provision for making this Certificate of Ownership and Merger is contained in the Tom Brown, Inc. Unanimous Consent of Directors, attached hereto as Exhibit "A".

         3. The names and state of incorporation of each of the constituent corporations are:


              Name of Corporation                             State
              -------------------                             -----
              TBI Management, Inc.                           Texas

              Tom Brown, Inc.                                Delaware

         4. The name of the surviving corporation is Tom Brown, Inc., a Delaware corporation.

         5. The principal place of business of the surviving corporation is:

                  Tom Brown, Inc.
                  500 Empire Plaza
                  Midland, Texas  79701
                  Attn:  Mr. Donald L. Evans

         IN WITNESS WHEREOF, Tom Brown, Inc. has caused this Certificate of Ownership and Merger to be signed on its behalf by its President and attested by its Secretary this 25th day of April, 1988.


Attest:                                     TOM BROWN, INC.

  /s/ James M. Alsup                  By: /s/ Donald L. Evans
--------------------------               ---------------------------
James M. Alsup, Secretary             Donald L. Evans, President

                                   EXHIBIT A


                        SPECIAL MEETING UNANIMOUS CONSENT
                       OF THE DIRECTORS OF TOM BROWN, INC.
                        PURSUANT TO SECTION 141(f) OF THE
                           GENERAL CORPORATION LAW OF
                              THE STATE OF DELAWARE


         The undersigned, being all of the Directors of TOM BROWN, INC. (the "Corporation"), and being entitled to vote upon the resolutions hereinafter set forth, do hereby consent that the resolutions set forth below are deemed to be adopted to the same extent and to have the same force and effect as if adopted by unanimous consent in a formal meeting of the Board of Directors of the Corporation duly called and held for the purpose of acting upon a proposal to adopt such resolutions:

         "RESOLVED, That the Corporation shall merge with its 100% owned subsidiary corporation, TBI Management, Inc., a Texas corporation, pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware and Articles 5.07B(2) and (3) and 5.16 of the Business Corporation Act of the State of Texas.

         "RESOLVED, That the officers of the Corporation shall be fully authorized to take any actions necessary to accomplish the merger between the Corporation and TBI Management, Inc.

         "RESOLVED, That the Corporation shall be the surviving corporation in such merger, and that TBI Management, Inc. shall cease to exist.

         "RESOLVED, That such merger shall be effective as of April 25, 1988."

         ADOPTED April 25, 1988.


                                                 /s/ Thomas C. Brown
                                                --------------------------------
                                                Thomas C. Brown, Director


                                                 /s/ Donald L. Evans
                                                --------------------------------
                                                Donald L. Evans, Director


                                                 /s/ Edward W. LeBaron, Jr.
                                                --------------------------------
                                                Edward W. LeBaron, Jr., Director


                                                  /s/ Joe G. Roper
                                                --------------------------------
                                                Joe G. Roper, Director

                      CERTIFICATE OF OWNERSHIP AND MERGER
                                     MERGING
                             GENERAL RESOURCES, INC.
                                      INTO
                                TOM BROWN, INC.,
                             A DELAWARE CORPORATION

                        (Pursuant to Sections 253 of the
                General Corporation Law of the State of Delaware)

         TOM BROWN, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

         1. Tom Brown, Inc. is the parent corporation of General Resources, Inc., a Texas corporation, and Tom Brown, Inc. owns 100% of the outstanding shares of stock of General Resources, Inc., and therefore is entitled to merge General Resources, Inc. into Tom Brown, Inc. under the provisions of Section 253 of the General Corporation Law of the State of Delaware.

         2. The provision for making this Certificate of Ownership and Merger is contained in the Tom Brown, Inc. Unanimous Consent of Directors, attached hereto as Exhibit A.

         3. The names and state of incorporation of each of the constituent corporations are:


            Name of Corporation                                   State
            -------------------                                   -----
            General Resources, Inc.                              Texas

            Tom Brown, Inc.                                      Delaware

         4. The name of the surviving corporation is Tom Brown, Inc., a Delaware corporation.

         5. The principal place of business of the surviving corporation is:

                  Tom Brown, Inc.
                  500 Empire Plaza
                  Midland, Texas  79701
                  Attn:  Mr. Donald L. Evans

         IN WITNESS WHEREOF, Tom Brown, Inc. has caused this Certificate of Ownership and Merger to be signed on its behalf by its President and attested by its Secretary this 25th day of April, 1988.

Attest:                                           TOM BROWN, INC.


  /s/ James M. Alsup                    By: /s/ Donald L. Evans
--------------------------                 -------------------------------------
James M. Alsup, Secretary                  Donald L. Evans, President

                                    EXHIBIT A

                        SPECIAL MEETING UNANIMOUS CONSENT
                       OF THE DIRECTORS OF TOM BROWN, INC.
                        PURSUANT TO SECTION 141(f) OF THE
                           GENERAL CORPORATION LAW OF
                              THE STATE OF DELAWARE


         The undersigned, being all of the Directors of TOM BROWN, INC. (the "Corporation"), and being entitled to vote upon the resolutions hereinafter set forth, do hereby consent that the resolutions set forth below are deemed to be adopted to the same extent and to have the same force and effect as if adopted by unanimous consent in a formal meeting of the Board of Directors of the Corporation duly called and held for the purpose of acting upon a proposal to adopt such resolutions:

         "RESOLVED, That the Corporation shall merge with its 100% owned subsidiary corporation, General Resources, Inc., a Texas corporation, pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware and Articles 5.07B(2) and (3) and 5.16 of the Business Corporation Act of the State of Texas.

         "RESOLVED, That the officers of the Corporation shall be fully authorized to take any actions necessary to accomplish the merger between the Corporation and General Resources, Inc.

         "RESOLVED, That the Corporation shall be the surviving corporation in such merger, and that General Resources, Inc. shall cease to exist.

         "RESOLVED, That such merger shall be effective as of April 25, 1988."

         ADOPTED April 25, 1988.


                                                 /s/ Thomas C. Brown
                                                --------------------------------
                                                Thomas C. Brown, Director


                                                 /s/ Donald L. Evans
                                                --------------------------------
                                                Donald L. Evans, Director


                                                 /s/ Edward W. LeBaron, Jr.
                                                --------------------------------
                                                Edward W. LeBaron, Jr., Director


                                                 /s/ Joe G. Roper
                                                --------------------------------
                                                Joe G. Roper, Director

                        CERTIFICATE OF AMENDMENT TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 TOM BROWN, INC.

         Tom Brown, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation") does hereby certify as follows:

         FIRST: Pursuant to the provisions of the Delaware General Corporation Law, the Board of Directors and the stockholders of the Corporation adopted an amendment to the Certificate of Incorporation of the Corporation, which is set forth in the following resolution in accordance with Section 242 of the Delaware General Corporation Law, the purpose of which amendment is to effect a one-for-twenty reverse stock split:

         "RESOLVED, That the Certificate of Incorporation of the Corporation be amended by changing Paragraph Fourth thereof, so that as amended, said Paragraph Fourth shall read as follows:

                  FOURTH: The total number of shares of all classes that the Corporation shall have authority to issue is 12,500,000, of which 2,500,000 shares shall be Preferred Stock, par value $.10 per share, and 10,000,000 shares shall be Common Stock, $.10 par value per share. All of such shares shall, upon issuance thereof, be fully paid and nonassessable.

                  The designations, preferences, limitations and relative rights of the shares of each class that the Corporation shall have authority to issue are as follows:

                  A. Preferred Stock. The Board of Directors is hereby expressly vested with the authority to adopt a resolution or resolutions providing for the issue of authorized but unissued shares of Preferred Stock, which shares may be issued from time to time in one or more series and in such amounts as may be determined by the Board of Directors in such resolution or resolutions. The designations, preferences, limitations or relative rights of the Preferred Stock and the qualifications, limitations or restrictions, if any, of such preferences and/or rights (collectively, the "Series Terms") may vary between series in any and all respects and shall be such as are stated and expressed in a resolution or resolutions providing for the creation or revision of such Series Terms set forth in a Certificate of

                           Designations (a "Preferred Stock Series Resolution") adopted by the Board of Directors; provided that all shares of any one series of Preferred Stock so designated by the Board of Directors shall be identical in all respects except that shares of any one series issued at different times may differ as to the dates from which dividends thereon may be cumulative. The powers of the Board of Directors with respect to the Series Terms of a particular series shall include, but not be limited to, determination of the following:

                           1. The right to receive dividends, if any, and the rate, dates, terms and other conditions on which such dividends shall be payable;

                           2. The nature of the dividend payable, if any, with respect to shares of such series as cumulative, non-cumulative or partially cumulative;

                           3. The redemption rights of such series including the price at and the terms and conditions on which such shares may be redeemed;

                           4. The amount payable upon shares in the event of involuntary liquidation;

                           5. The amount payable upon shares in the event of voluntary liquidation;

                           6. Sinking fund provisions for the redemption or purchase of shares;

                           7. The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

                           8.       Voting rights, if any; and

                           9. Repurchase obligations of the Corporation with respect to the shares of each series.

                           Any of the Series Terms, including voting rights, of any series may be made dependent upon facts ascertainable out-side this Certificate of Incorporation and the Preferred Stock Series Resolution, provided that the manner in which such facts shall operate upon such Series Terms is clearly and expressly set forth herein or in the Preferred Stock Series Resolution.

                           Subject to the provisions of this Paragraph Fourth, shares of one or more series of Preferred Stock may be authorized or issued from time to time as shall be determined by and for such consideration as shall be fixed by the Board of Directors, in an aggregate amount not exceeding the total number of shares of Preferred Stock authorized herein. Except in respect of Series Terms fixed by the Board of Directors as permitted hereby, all shares of Preferred Stock shall be of equal rank and shall be identical.

                  B.       Common Stock.

                           1. Dividends. Subject to the pro-visions of any Preferred Stock Series Resolution, the Board of Directors may, in its discretion, out of funds legally available for the payment of dividends and at such times and in such manner as determined by the Board of Directors, declare and pay dividends on the Common Stock of the Corporation.

                                    No dividend (other than a dividend in
                                    capital stock ranking on a parity with the Common Stock or cash in lieu of fractional shares with respect to such stock dividend) shall be declared or paid on any share or shares of any class of stock or series thereof ranking on a parity with the Common Stock in respect of payment of dividends for any dividend period unless there shall have been declared, for the same dividend period, like proportionate dividends on all shares of Common Stock then outstanding.

                           2.       Liquidation. In the event of any
                                    liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and after payment of any preferential amount due to the holders of any other class or series of stock, the holders of the Common Stock shall be entitled to receive ratably any or all assets remaining to be paid or distributed.

                           3. Voting Rights. Subject to any special voting rights set forth in any Preferred Stock Series Resolution, the holders of the Common Stock of the Corporation shall be entitled at all meetings of shareholders to one vote for each share of such stock held by them.

                  C. Prior, Parity or Junior Stock. Whenever reference is made in this Paragraph Fourth or in any Preferred Stock Series Resolution to shares "ranking prior to" another class or series of stock or "on a parity with" another class or series of stock, such reference shall mean and include all other shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation are given preference over, or rank on an equality with, as the case may be, the rights of the holders of such other class or series of stock. Whenever reference is made to shares "ranking junior to" another class of stock, such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends and as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation are junior and subordinate to the rights of the holders of such class or series of stock.

                           Except as otherwise provided herein or in any Preferred Stock Series Resolution, each series of Preferred Stock ranks on a parity with each other series and each series ranks prior to the Common Stock. Common Stock ranks junior to the Preferred Stock.

                  D. Liquidation. For the purposes of Section (2) of Section B of this Paragraph Fourth and for the purpose of the comparable sections of any Preferred Stock Series Resolution, the merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or the sale, lease or conveyance of all or substantially all the assets, property or business of the Corporation, shall not be deemed to be a liquidation, dissolution or winding up of the Corporation.

                  E. Reservation and Retirement of Shares. The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock or out of shares of Common Stock held in its treasury, the full number of shares of Common Stock into which all shares of any series of Preferred Stock having conversion privileges from time to time outstanding are convertible.

                           Unless otherwise provided in a Preferred Stock Series Resolution with respect to a particular series of Preferred Stock, all shares of Preferred Stock redeemed or acquired (as a result of conversion or otherwise) shall be retired and restored to the status of authorized but unissued shares.

                  F.       Preemptive Rights.

                           1. No holder of shares of Preferred Stock or Common Stock of the Corporation shall have any preemptive right to purchase or subscribe for or receive any shares of any class, or series thereof, of stock of the Corporation, whether now or hereafter authorized, or any warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock; but such additional shares of stock and such warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock may be issued or disposed of by the Board of Directors to such persons, and on such terms and for such lawful consideration, as in its discretion it shall deem advisable.

                           2. The stockholders of the Corporation shall have no rights to acquire the shares of Common Stock of the Corporation now held in the treasury of the Corporation or any shares of Common Stock of the Corporation hereafter acquired by the Corporation and held as treasury shares.

                  G. No Cumulative Voting. Cumulative voting shall not be allowed in the election of Directors or for any other purpose.

                  H. Repurchases of Capital Stock. The Corporation may, without shareholder approval, purchase, directly or indirectly, its own shares to the extent permitted by the Delaware General Corporation Law."

         SECOND: Pursuant to the provisions of the Delaware General Corporation Law, the Board of Directors and the stockholders of the Corporation adopted an amendment to the Certificate of Designations, Preferences and Rights of Serial Preferred Stock Series A Non-Voting Convertible 6% Cumulative Preferred Stock filed April 9, 1987 with the Delaware Secretary of State and authorizing the creation and issuance of an aggregate of 22,000,000 shares of Series A Non-Voting Convertible 6% Cumulative Preferred Stock, which is set forth in the following resolution in accordance with Section 242 of the Delaware General Corporation Law, the purpose of which amendment is to effect a one-for-twenty reverse stock split:

         "RESOLVED, That the Certificate of Designations, Preferences and Rights of Serial Preferred Stock - Series A Non-Voting Convertible.6% Cumulative Preferred Stock filed with the Delaware Secretary of State on April 9, 1987, be amended by changing the first paragraph of the resolution creating the series of serial preferred stock designated as the Series A Non-Voting Convertible 6% Cumulative Preferred Stock, so that as amended, said paragraph shall read as follows:

                           "RESOLVED, That the Board of Directors of Tom Brown, Inc. (the "Company"), in the exercise of its best business judgment and intending to act in full compliance with the applicable provisions of the Company's Certificate of Incorporation and Bylaws and the provisions of the Delaware General Corporation Law, hereby establishes a series of Preferred Stock, par value $0.10 per share, of the Company designated as "Series A Non-Voting Convertible 6% Cumulative Preferred Stock" (the "Series A Shares"), and the number of Series A Shares which the Company is authorized to issue from time to time shall be 1,100,000 and the designations, preferences, limitations, and relative rights, and qualifications, limitations and restrictions, of the Series A Shares shall be as follows:"

         "RESOLVED, That the Certificate of Designations, Preferences and Rights of Serial Preferred Stock - Series A Non-Voting Convertible 6% Cumulative Preferred Stock filed with the Delaware Secretary of State on April 9, 1987, be further amended by changing the numbered paragraph 1 thereof, so that as amended, said paragraph 1 shall read as follows:

                  1. Liquidation. The Series A Shares shall be preferred as to assets over Junior Shares so that, in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Series A Shares shall be entitled, in conjunction with any provision then being made for the holders of Parity Shares, if any, to have set apart for them or to be paid out of the assets of the Company, after payment or provision for payment of the debts and other liabilities of the Company and after provision for the holders of Senior Shares, if any, but before any distribution is made to or set apart for the holders of Junior Shares, an amount in cash equal to $22.7280 per Series A Share (as adjusted for any stock split, reverse stock split, stock dividend or similar event resulting in a change in the Series A Shares) (the "Liquidation Value"), together with all dividends accrued on such Series A

                  Shares to the date of payment, irrespective of whether such dividends were earned, declared or legally available, and the holders of the Series A Shares shall not be entitled to any further payment in connection with the voluntary or involuntary liquidation, dissolution or winding up of the Company except as expressly provided for in this resolution. If, upon such liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to the holders of the Series A Shares and the holders of Parity Shares, if any, shall be insufficient to permit the distribution in full of the amounts receivable as aforesaid by the holders of the Series A Shares and the amounts receivable by the holders of Parity Shares, if any, then all such assets of the Company shall be distributed ratably among the holders of the Series A Shares and the holders of Parity Shares, if any, in proportion to the amounts that each would have been entitled to receive if such assets were sufficient to permit distribution in full as aforesaid. Neither the consolidation or merger of the Company with or into any corporation or corporations, nor the sale, lease or transfer by the Company of all or any part of its assets, nor the reduction of the authorized or issued shares of the Company of any class, whether now or hereafter authorized, shall be deemed to be a liquidation, dissolution or winding up of the Company for the purposes of this Section 1. Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the Company, setting the payment date and the place where the amounts to be distributed shall be paid and containing a reference to the conversion option granted by Section 2 hereof, shall be given not less than thirty (30) days prior to the payment date stated therein to the holders of record of the Series A Shares at their respective addresses as the same shall appear on the stock ledger of the Company."

         "RESOLVED, That the Certificate of Designations, Preferences and Rights of Serial Preferred Stock - Series A Non-Voting Convertible 6% Cumulative Preferred Stock filed with the Delaware Secretary of State on April 9, 1987, be further amended by changing the numbered paragraph 2(a) thereof, so that as amended, said paragraph 2(a) shall read as follows:

                  2.       Conversion.

                           (a) Subject to the terms and conditions of this
                  Section 2, the Series A Shares shall be convertible, at any time and from time to time, at the option of the holder thereof, into Common Shares by surrender of the certificate or certificates for the Series A Shares to be so converted, duly endorsed, at the principal office of the Company (or at such other place or places as may be designated by the Company from time to time by notice sent to the holders of the Series A Shares at their respective addresses as the same shall appear on the stock ledger of the Company) or at the corporate trust office of any transfer agent for the Series A Shares at any time during normal business hours, together with notice that the holder elects to convert such Series A Shares, or a stated number of such shares, in accordance with the provisions of this Section 2. Such notice shall also state the name or names (with addresses) in which the certificate or certificates for Common Shares shall be issued. The number of Common Shares that any such holder shall receive in return for each Series A Share converted by such holder shall be computed by dividing
                  (x) $22.7280 (as adjusted for any stock split, reverse stock split, stock dividend or similar event resulting in a change in the Series A Shares) by (y) the Conversion Price then in effect."

         "RESOLVED, That the Certificate of Designations, Preferences and Rights of Serial Preferred Stock - Series A Non-Voting Convertible 6% Cumulative Preferred Stock filed with the Delaware Secretary of State on April 9, 1987, be further amended by changing the first sentence of paragraph 2(c) thereof, so that as amended, said sentence shall read as follows:

                                    2.(c) The initial Conversion Price shall be
                           $5.6820."

         "RESOLVED, That the Certificate of Designations, Preferences and Rights of Serial Preferred Stock - Series A Non-Voting Convertible 6% Cumulative Preferred Stock filed with the Delaware Secretary of State on April 9, 1987, be amended by changing the numbered paragraph 4(a) thereof, so that as amended, said paragraph 4(a) shall read as follows:

                  4.       Dividends.

                           (a) The holders of the Series A Shares shall be
                  entitled to receive out of funds legally available therefor, cumulative cash dividends at the rate of 6% per annum of the Liquidation Value per Series A Share ($22.7280, as adjusted for any stock split, reverse stock split, stock dividend or similar event resulting in a change in the Series A Shares) (the "Dividend Rate"), payable on June 30 of each year in which any Series A Shares shall be outstanding, commencing June 30, 1987, to the holders of record of such Series A Shares on the respective dates fixed for such purpose by the Board of Directors of the Company in advance of payment of each dividend. Dividends on each Series A Share shall be cumulative from the date of issue thereof. The first dividend payable with respect to any Series A Share shall be computed by multiplying the Dividend Rate by a fraction of which (i) the numerator shall be the number of days from the date of issue of such Series A Share through the date as of which such first dividend is payable, inclusive, and (ii) the denominator shall be 360."

         Upon the filing in the Office of the Secretary of State of Delaware of this Certificate of Amendment, each twenty issued and outstanding shares of common stock shall thereby and thereupon be combined into one share of common stock and each twenty issued and outstanding shares of Series A Non-Voting Convertible 6% Cumulative preferred stock shall thereupon be combined into one share of Series A Non-Voting Convertible 6% Cumulative preferred stock. Each certificate that theretofore represented shares of common stock prior to the filing of this Certificate of Amendment shall thereafter represent the number of shares of common stock into which the shares of common stock represented by such certificate shall be combined, and each certificate that theretofore represented shares of Series A Non-Voting Convertible 6% Cumulative preferred stock prior to the filing of this Certificate of Amendment shall thereafter represent the number of shares of Series A Non-Voting Convertible 6% Cumulative preferred stock into which the shares of Series A Non-Voting Convertible 6% Cumulative preferred stock represented by such certificate shall be combined. To the extent a shareholder holds a number of shares of common stock not evenly divisible by twenty, such shareholder will receive cash for each fractional interest resulting from such division.

         IN WITNESS WHEREOF, Tom Brown, Inc. has caused this Certificate of Amendment to be signed by Thomas C. Brown, its Chairman of the Board of Directors, and attested by Regina Neill, its Assistant Secretary, this 7th day of September, 1988.

                                                    TOM BROWN, INC.


                                                     /s/ Thomas C. Brown
                                                    ----------------------------
                                                    Thomas C. Brown, Chairman of
                                                       the Board of Directors
ATTESTED:


  /s/ Regina Neill
-----------------------
Regina Neill, Assistant
  Secretary



         The undersigned Chairman of the Board of Directors of Tom Brown, Inc., being duly sworn, does verify that the foregoing instrument represents the act and deed of Tom Brown, Inc. and that the facts stated in such instrument are true.


                                                     /s/ Thomas C. Brown
                                                    ----------------------------
                                                    Thomas C. Brown, Chairman of
                                                    the Board of Directors

THE STATE OF TEXAS       )
                         )
COUNTY OF MIDLAND        )


         Before me, the undersigned authority, on this day personally appeared THOMAS C. BROWN and REGINA NEILL, Chairman of the Board of Directors and Assistant Secretary, respectively, of Tom Brown, Inc., a corporation formed under the laws of the State of Delaware, known to me to be the individuals whose names are subscribed to the foregoing instrument, and acknowledged and swore to me that they each executed the same for the purposes and consideration therein expressed and as the act and deed of said corporation and that the facts stated in the foregoing instrument are true.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this 7th day of September, 1988.


                                                           /s/ Rita K. Turner
                                                        ------------------------
                                                        Name  Rita K. Turner
                                                            --------------------
                                                        Notary Public in and for
                                                           the State of Texas

Commission Expires:

  10/23/89
----------------

                         CERTIFICATE OF AMENDMENT TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 TOM BROWN, INC.


         Tom Brown, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

         Pursuant to the provisions of the Delaware General Corporation Law, the Board of Directors and the stockholders of the Corporation adopted an amendment to the Certificate of Incorporation of the Corporation, which is set forth in the following resolution in accordance with Section 242 of the Delaware General Corporation Law, the purpose of which amendment is to increase the number of authorized shares of Common Stock:

         "RESOLVED, That the Certificate of Incorporation of the Corporation be amended by changing Paragraph Fourth thereof, so that as amended, said Paragraph Fourth shall read as follows:

                  FOURTH: The total number of shares of all classes that the Corporation shall have authority to issue is 22,500,000, of which 2,500,000 shares shall be Preferred Stock, par value $.10 per share, and 20,000,000 shares shall be Common Stock, $.10 par value per share. All of such shares shall, upon issuance thereof, be fully paid and nonassessable.

                  The designations, preferences, limitations and relative rights of the shares of each class that the Corporation shall have authority to issue are as follows:

                  A. Preferred Stock. The Board of Directors is hereby expressly vested with the authority to adopt a resolution or resolutions providing for the issue of authorized but unissued shares of Preferred Stock, which shares may be issued from time to time in one or more series and in such amounts as may be determined by the Board of Directors in such resolution or resolutions. The designations, preferences, limitations or relative rights of the Preferred Stock and the qualifications, limitations or restrictions, if any, of such preferences and/or rights (collectively, the "Series Terms") may vary between series in any and all respects and shall be such as are stated and expressed in a resolution or resolutions providing for the creation or revision of such Series Terms set forth in a Certificate of Designations (a "Preferred Stock Series Resolution") adopted by the Board of Directors; provided that all shares of any one series of Preferred Stock so designated by the Board of Directors shall be identical in all respects except that shares of any one series issued at different times may differ as to the dates from which dividends thereon may be cumulative. The powers of the Board of Directors with respect to the Series Terms of a particular series shall include, but not be limited to, determination of the following:

                           1. The right to receive dividends, if any, and the rate, dates, terms and other conditions on which such dividends shall be payable;

                           2. The nature of the dividend payable, if any, with respect to shares of such series as cumulative, non-cumulative or partially cumulative;

                           3. The redemption rights of such series including the price at and the terms and conditions on which such shares may be redeemed;

                           4. The amount payable upon shares in the event of involuntary liquidation;

                           5. The amount payable upon shares in the event of voluntary liquidation;

                           6. Sinking fund provisions for the redemption or purchase of shares;

                           7. The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

                           8.       Voting rights, if any; and

                           9. Repurchase obligations of the Corporation with respect to the shares of each series.

                           Any of the Series Terms, including voting rights, of any series may be made dependent upon facts ascertainable outside this Certificate of Incorporation and the Preferred Stock Series Resolution, provided that the manner in which such facts shall operate upon such Series Terms is clearly and expressly set forth herein or in the Preferred Stock Series Resolution.

                           Subject to the provisions of this Paragraph Fourth, shares of one or more series of Preferred Stock may be authorized or issued from time to time as shall be determined by and for such consideration as shall be fixed by the Board of Directors, in an aggregate amount not exceeding the total number of shares of Preferred Stock authorized herein. Except in respect of Series Terms fixed by the Board of Directors as permitted hereby, all shares of Preferred Stock shall be of equal rank and shall be identical.

                  B.       Common Stock.

                           1. Dividends. Subject to the provisions of any Preferred Stock Series Resolution, the Board of Directors may, in its discretion, out of funds legally available for the payment of dividends and at such times and in such manner as determined by the Board of Directors, declare and pay dividends on the Common Stock of the Corporation.

                                    No dividend (other than a dividend in
                                    capital stock ranking on a parity with the Common Stock or cash in lieu of fractional shares with respect to such stock dividend) shall be declared or paid on any share or shares of any class of stock or series thereof ranking on a parity with the Common Stock in respect of payment of dividends for any dividend period unless there shall have been declared, for the same dividend period, like proportionate dividends on all shares of Common Stock then outstanding.

                           2.       Liquidation. In the event of any
                                    liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and after payment of any preferential amount due to the holders of any other class or series of stock, the holders of the Common Stock shall be entitled to receive ratably any or all assets remaining to be paid or distributed.

                           3. Voting Rights. Subject to any special voting rights set forth in any Preferred Stock Series Resolution, the holders of the Common Stock of the Corporation shall be entitled at all meetings of shareholders to one vote for each share of such stock held by them.

                  C. Prior, Parity or Junior Stock. Whenever reference is made in this Paragraph Fourth or in any Preferred Stock Series Resolution to shares "ranking prior to" another class or series of stock or "on a parity with" another class or series of stock, such reference shall mean and include all other shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation are given preference over, or rank on an equality with, as the case may be, the rights of the holders of such other class or series of stock. Whenever reference is made to shares "ranking junior to" another class of stock, such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends and as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation are junior and subordinate to the rights of the holders of such class or series of stock.

                  D. Liquidation. For the purposes of Section (2) of Section B of this Paragraph Fourth and for the purpose of the comparable sections of any Preferred Stock Series Resolution, the merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or the sale, lease or conveyance of all or substantially all the assets, property or business of the Corporation, shall not be deemed to be a liquidation, dissolution or winding up of the Corporation.

                  E. Reservation and Retirement of Shares. The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock or out of shares of Common Stock held in its treasury, the full number of shares of Common Stock into which all shares of any series of Preferred Stock having conversion privileges from time to time outstanding are convertible.

                           Unless otherwise provided in a Preferred Stock Series Resolution with respect to a particular series of Preferred Stock, all shares of Preferred Stock redeemed or acquired (as a result of conversion or otherwise) shall be retired and restored to the status of authorized but unissued shares.

                  F.       Preemptive Rights.

                           1. No holder of shares of Preferred Stock or Common Stock of the Corporation shall have any preemptive right to purchase or subscribe for or receive any shares of any class, or series thereof, of stock of the Corporation, whether now or hereafter authorized, or any warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock; but such additional shares of stock and such warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock may be issued or disposed of by the Board of Directors to such persons, and on such terms and for such lawful consideration, as in its discretion it shall deem advisable.

                           2. The stockholders of the Corporation shall have no rights to acquire the shares of Common Stock of the Corporation now held in the treasury of the Corporation or any shares of Common Stock of the Corporation hereafter acquired by the Corporation and held as treasury shares.

                  G. No Cumulative Voting. Cumulative voting shall not be allowed in the election of Directors or for any other purpose.

                  H. Repurchases of Capital Stock. The Corporation may, without shareholder approval, purchase, directly or indirectly, its own shares to the extent permitted by the Delaware General Corporation Law."

         IN WITNESS WHEREOF, Tom Brown, Inc. has caused this Certificate of Amendment to be signed by Donald L. Evans, its Chairman of the Board of Directors, and attested by Kim Harris, its Assistant Secretary, this 1st day of June, 1990.

                                                    TOM BROWN, INC.


                                                    By: /s/ Donald L. Evans
                                                       -------------------------
                                                       Donald L. Evans, Chairman
                                                       of the Board of Directors
ATTESTED:

  /s/ Kim Harris
------------------------
Kim Harris, Assistant
  Secretary

         The undersigned Chairman of the Board of Directors of Tom Brown, Inc., being duly sworn, does verify that the foregoing instrument represents the act and deed of Tom Brown, Inc. and that the facts stated in such instrument are true.


                                                        /s/ Donald L. Evans
                                                    ----------------------------
                                                    Donald L. Evans, Chairman of
                                                       the Board of Directors

STATE OF TEXAS    )
                  )
COUNTY OF MIDLAND )


         Before me, the undersigned authority, on this day personally appeared DONALD L. EVANS and KIM HARRIS, Chairman of the Board of Directors and Assistant Secretary, respectively, of Tom Brown, Inc., a corporation formed under the laws of the State of Delaware, known to me to be the individuals whose names are subscribed to the foregoing instrument, and acknowledged and swore to me that they each executed the same for the purposes and consideration therein expressed and as the act and deed of said corporation and that the facts stated in the foregoing instrument are true.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this 1st day of June, 1990.

My Commission Expires:
                                                   /s/ Carolyn Vannoy
                                                   -----------------------------
  10/27/92                                         Name: Carolyn Vannoy
--------------                                          ------------------------
                                                        Notary Public in and for
                                                           the State of Texas

                           CERTIFICATE OF DESIGNATION,
                             RIGHTS AND PREFERENCES
                                       of
                    SERIES B PREFERRED STOCK, $.10 PAR VALUE
                                       of
                                 TOM BROWN, INC.


         Tom Brown, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

         That at a meeting of the Board of Directors of Tom Brown, Inc. the following resolution, creating a series of three hundred thousand (300,000) shares of Preferred Stock, designated as Series B Preferred Stock, was duly adopted pursuant to the authority granted to and vested in the Board of Directors of this corporation in accordance with the provisions of its Certificate of Incorporation, as amended:

                  RESOLVED, that a series of Preferred Stock, $.10 par value, of the corporation be, and it hereby is, created and that the designation and amount thereof and the preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof (in addition to the provisions set forth in the Certificate of Incorporation, as amended, of the corporation, which are applicable to the Preferred Stock of all classes and series) are as follows:

                  I. Designation and Amount. The shares of such series shall be designated as the "Series B Preferred Stock" (the "Series B Preferred Stock") and the number of shares constituting such series shall be three hundred thousand (300,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than that of the shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the corporation.

                  II. Dividends and Distributions.

                           (A) Subject to the prior and superior rights of the
                  holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series B Preferred Stock with respect to dividends, the holders of shares of Series B Preferred Stock, in preference to the holders of common stock, $.10 par value, of the corporation (the "Common Stock") and of any other stock ranking junior (as to dividends) to Series B Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, cumulative quarterly dividends payable in cash or in kind, as hereinafter provided, on the last day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 (payable in cash) or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount (payable in cash) of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non_cash dividends or other distributions, other than a dividend payable in shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. If the corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock or effect a subdivision or combination of the outstanding shares of Common Stock (by reclassification or otherwise), into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of Series B Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that was outstanding immediately prior to such event.

                           (B) The Corporation shall declare a dividend or
                  distribution on the Series B Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, if no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series B Preferred Stock shall nevertheless accrue and be cumulative on the outstanding shares of Series B Preferred Stock as provided in paragraph (C) of this Section.

                           (C) Dividends shall begin to accrue and be cumulative
                  on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series B Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share by share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

                  III. Voting Rights. The holders of shares of Series B Preferred Stock shall have the following voting rights:

                           (A) Subject to the provision for adjustment
                  hereinafter set forth, each share of Series B Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the share-holders of the corporation. If the corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                           (B) Except as otherwise provided in the Certificate
                  of Incorporation or by law, the holders of shares of Series B Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the corporation.


                  IV. Certain Restrictions.

                           (A) Whenever quarterly dividends or other dividends
                  or distributions payable on the Series B Preferred Stock as provided in Section II are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full, the corporation shall not:

                                    (i) declare or pay dividends on, make any
                           other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (as to dividends) to the Series B Preferred Stock;

                                    (ii) declare or pay dividends on or make any
                           other distributions on any shares of stock ranking on a parity (as to dividends) with the Series B Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

                                    (iii) purchase or otherwise acquire for
                           consideration any shares of Series B Preferred Stock, or any shares of stock ranking on a parity (as to dividends) with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                           (B) The corporation shall not permit any subsidiary
                  of the corporation to purchase or otherwise acquire for consideration any shares of stock of the corporation unless the corporation could, under paragraph (A) of this Section IV, purchase or otherwise acquire such shares at such time and in such manner.


                  V. Reacquired Shares. Any shares of Series B Preferred Stock purchased or otherwise acquired by the corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

                  VI. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (as to amounts payable upon liquidation, dissolution or winding up) to the Series B Preferred Stock unless, prior thereto, the holders of Series B Preferred Stock shall have received an amount per share (rounded to the nearest cent) equal to the greater of (a) $100.00 per share, or (b) an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock, plus, in either case, an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (2) to the holders of stock ranking on a parity (as to amounts payable or upon liquidation, dissolution or winding up) with the Series B Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. If the corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under the provision in clause (1)(b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  VII. Consolidation, Merger, Etc. If the corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, or any combination thereof, then in any such case the shares of Series B Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash or any other property, or any combination thereof, into which or for which each share of Common Stock is changed or exchanged. If the corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  VIII. No Redemption. The shares of Series B Preferred Stock shall not be redeemable.

                  IX. Rank. Except as otherwise provided in its Certificate of Incorporation, as amended, the corporation may authorize or create any series of Preferred Stock ranking prior to or on a parity with the Series B Preferred Stock as to dividends or as to distribution of assets upon liquidation, dissolution or winding up.

                  X. Amendment. The Certificate of Incorporation of the corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series B Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock, voting together as a single class.

         The foregoing resolution was adopted by the Board of Directors of the corporation, pursuant to the authority vested in it by the Certificate of Incorporation of the corporation, at a meeting of the Board of Directors duly held on the 1st day of March, 1991.

         IN WITNESS WHEREOF, this Certificate has been executed on behalf of the corporation by its President and attested by its Secretary this 13th day of March, 1991.

                                                    TOM BROWN, INC.


                                                    By:  /s/ Donald L. Evans
                                                       -------------------------
                                                            President

ATTEST:


  /s/ James M. Alsup
-----------------------
      Secretary

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 TOM BROWN, INC.


         Tom Brown, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

         Pursuant to the provisions of the Delaware General Corporation Law, the Board of Directors and the stockholders of the Corporation adopted an amendment to the Certificate of Incorporation of the Corporation, which is set forth in the following resolution in accordance with Section 242 of the Delaware General Corporation Law, the purpose of which amendment is to increase the number of authorized shares of Common Stock:

         "RESOLVED, That the Certificate of Incorporation of the Corporation be amended by changing the first sentence of Article Fourth thereof, so that as amended, the first sentence of Article Fourth shall read as follows:

                  FOURTH: The total number of shares of all classes that the Corporation shall have authority to issue is 32,500,000, of which 2,500,000 shares shall be Preferred Stock, par value $.10 per share, and 30,000,000 shares shall be Common Stock, $.10 par value per share.

         Except as specifically amended hereby, all other provisions of Article Fourth shall remain in full force and effect.

         IN WITNESS WHEREOF, Tom Brown, Inc. has caused this Certificate of Amendment to be signed by Donald L. Evans, its Chairman of the Board of Directors, and attested by Kim Harris, its Assistant Secretary, this 18th day of May, 1994.


                                                 TOM BROWN, INC.


                                                 By: /s/ Donald L. Evans
                                                    --------------------------
                                                    Donald L. Evans, Chairman of
                                                        the Board of Directors

ATTESTED:


 /s/ Kim Harris
-------------------------------
Kim Harris, Assistant Secretary

         The undersigned Chairman of the Board of Directors of Tom Brown, Inc., being duly sworn, does verify that the foregoing instrument represents the act and deed of Tom Brown, Inc. and that the facts stated in such instrument are true.


                                                      /s/ Donald L. Evans
                                                    ----------------------------
                                                    Donald L. Evans, Chairman of
                                                      the Board of Directors

STATE OF TEXAS    )
                  )
COUNTY OF MIDLAND )

         Before me, the undersigned authority, on this day personally appeared DONALD L. EVANS and KIM HARRIS, Chairman of the Board of Directors and Assistant Secretary, respectively, of Tom Brown, Inc., a corporation formed under the laws of the State of Delaware, known to me to be the individuals whose names are subscribed to the foregoing instrument, and acknowledged and swore to me that they each executed the same for the purposes and consideration therein expressed and as the act and deed of said corporation and that the facts stated in the foregoing instrument are true.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this 18th day of May, 1994.


                                                     /s/ Carolyn Vannoy
                                                   -----------------------------
                                                   Name:  Carolyn Vannoy
                                                        ------------------------
                                                        Notary Public in and for
                                                          the State of Texas

                                 TOM BROWN, INC.

                Certificate of Designations, Powers, Preferences
              and Rights of the $1.75 Convertible Preferred Stock,
                                    Series A

                                ($0.10 Par Value)
                       Liquidation Value $25.00 Per Share

                                   ----------

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                                   ----------



         The undersigned, a Vice President of Tom Brown, Inc., a Delaware corporation (hereinafter called the "Corporation"), DOES HEREBY CERTIFY that the following resolution has been duly adopted by the Board of Directors of the
Corporation:

         RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the "Board of Directors") by the provisions of Paragraph FOURTH of the Certificate of Incorporation of the Corporation, there hereby is created, out of the two million five hundred thousand (2,500,000) shares of Preferred Stock of the par value of Ten Cents ($0.10) per share of the Corporation authorized in Paragraph FOURTH of its Certificate of Incorporation (the "Preferred Stock"), a series of Preferred Stock of the Corporation consisting of One Million (1,000,000) shares, which series shall have the following designations, powers, preferences, rights, qualifications, limitations and restrictions (in addition to the designations, powers, preferences, rights, qualifications, limitations and restrictions set forth in the Certificate of Incorporation of the Corporation which are applicable to the Preferred Stock):

         1.       Designation; Number of Shares.

                  The designation of said series of the Preferred Stock shall be "$1.75 Convertible Preferred Stock, Series A" (the "Series A Preferred Stock"). The number of shares of Series A Preferred Stock shall be limited to One Million (1,000,000).

         2.       Dividends.

                  (a) The shares of Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors or a duly authorized committee thereof (an "Authorized Board Committee"), out of funds legally available for the payment of dividends, cumulative dividends at the annual rate of $1.75 per share, and no more, payable in cash on March 15, 1996, with respect to the period commencing on the date of original issue thereof and ending March 14, 1996, and thereafter quarterly on the fifteenth day of March, June, September and December in each year, except that if any such date is a Saturday, Sunday or legal holiday, then such dividend shall be payable on the next succeeding day which is not a Saturday, Sunday or legal holiday (the "Dividend Payment Date" or "Dividend Payment Dates"), with respect to the quarterly period ending on the fourteenth day of March, June, September or December next preceding such Dividend Payment Date, to stockholders of record on the record date, not exceeding sixty (60) days preceding such Dividend Payment Date, fixed for such purpose by the Board of Directors or an Authorized Board Committee in advance of each particular Dividend Payment Date. Dividends in arrears may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not more than sixty (60) nor less than ten (10) days preceding the payment date thereof, as may be fixed by the Board of Directors or an Authorized Board Committee. The amount of dividends payable on shares of Series A Preferred Stock for each full quarterly dividend period shall be computed by dividing by four the annual rate per share set forth in this paragraph 2. Dividends payable on the Series A Preferred Stock for the initial dividend period and for any period less than a full quarterly period thereafter shall be computed on the basis of a 360-day year of twelve 30-day months.

                  (b) Except as provided below with regard to any class of stock ranking on a parity with the Series A Preferred Stock as to payment of dividends, so long as shares of Series A Preferred Stock shall remain outstanding, if full cumulative dividends on the Series A Preferred Stock have not been declared and paid or set apart for payment, the Corporation shall not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption or retirement of, the Common Stock of the Corporation, or any other stock of the Corporation ranking on a parity with or junior to the Series A Preferred Stock as to payment of dividends or distribution of assets on liquidation, dissolution or winding up of the Corporation (other than, in the case of dividends or distributions, dividends or distributions paid in shares of Common Stock or such other junior ranking stock), until full cumulative dividends on the Series A Preferred Stock are declared and paid or set apart for payment. When dividends are not paid in full upon the shares of the Series A Preferred Stock and any other Preferred Stock ranking on a parity as to payment of dividends with the Series A Preferred Stock, all dividends declared upon shares of the Series A Preferred Stock and any other Preferred Stock ranking on a parity as to dividends with the Series A Preferred Stock shall be declared pro rata so that the amount of dividends declared per share on the Series A Preferred Stock and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of the Series A Preferred Stock and such other Preferred Stock bear to each other.

         3.       Optional Redemptions.

                  (a) The Corporation may, at its option, at any time beginning on or after March 15, 2001, redeem all, or any number less than all, of the outstanding shares of Series A Preferred Stock. The Series A Preferred Stock may not be redeemed, in whole or in part prior to March 15, 2001. All redemptions of shares of Series A Preferred Stock at the option of the Corporation shall be effected at the redemption price of $25.00 per share plus, in each case, an amount equal to all dividends (whether or not earned or declared) accrued and unpaid on such share of Series A Preferred Stock to the date of redemption.

                  (b) The Corporation may not purchase, redeem or otherwise acquire for value any shares of Series A Preferred Stock or shares of any other series of Preferred Stock then outstanding ranking on a parity with the Series A Preferred Stock unless all accumulated dividends on all shares of Series A Preferred Stock then outstanding shall have been paid or declared and a sum sufficient for the payment thereof set apart.

                  (c) Notice of any proposed redemption of shares of Series A Preferred Stock at the option of the Corporation shall be given by the Corporation by mailing a copy of such notice no less than thirty (30) days nor more than sixty (60) days prior to the date fixed for such redemption to holders of record of the shares of Series A Preferred Stock to be redeemed at their respective addresses appearing on the books of the Corporation. Said notice shall specify the shares called for redemption, the redemption price and the place at which and the date on which the shares called for redemption will, upon presentation and surrender of the certificates of stock evidencing such shares, be redeemed and the redemption price therefor paid. In the case of the redemption of less than all the outstanding shares of Series A Preferred Stock, the Corporation will select the shares to be redeemed by lot or pro rata (as nearly as may be) among all then outstanding Series A Preferred Stock or by any other means permitted or required by the rules of any securities exchange on which the Series A Preferred Stock is then listed, in each case as may be prescribed by the Board of Directors or an Authorized Board Committee. From and after the date fixed in any such notice as the date of redemption of shares of Series A Preferred Stock, unless default shall be made by the Corporation in providing monies at the time and place specified for the payment of the redemption price pursuant to such notice, all dividends on the Series A Preferred Stock thereby called for redemption shall cease to accrue, such shares of Series A Preferred Stock shall no longer be deemed to be outstanding and all rights of the holders thereof as stockholders of the Corporation with respect to shares of Series A Preferred Stock, except the right to receive the redemption price plus accrued dividends to the date of redemption, shall cease and terminate.

                  (d) Upon the occurrence of a change of control of the Corporation, the holders of the shares of Series A Preferred Stock not previously called for redemption shall have the right to cause the Series A Preferred Stock to be redeemed by the Corporation, as a whole or in part, within the time period specified in and subject to the procedures set forth hereinafter, at the redemption price of $25.50 per share plus, in each case, an amount equal to all dividends (whether or not earned or declared) accrued and unpaid on such shares of Series A Preferred Stock to the date of redemption. A change of control of the Corporation shall be deemed to have occurred if and when a change of control of the Corporation shall occur pursuant to the provisions of the Joint Venture Agreement between the Corporation and K N Energy, Inc., a Kansas corporation ("KNE"), as the same may be amended from time to time. Unless the Corporation shall have elected to redeem all of the shares of Series A Preferred Stock pursuant to paragraph 3(a) above, not more than ten
(10) days after the occurrence of a change of control of the Corporation, the Corporation shall mail a notice thereof to each holder of record of shares of Series A Preferred Stock at its address appearing on the books of the Corporation. Said notice shall set forth: (i) a summary description of such change of control; (ii) the date such change of control occurred; (iii) that each holder of record of Series A Preferred Stock not previously called for redemption by the Corporation may require the Corporation to redeem all or any part of such holder's shares by surrendering the certificates representing such shares no later than the redemption date; (iv) the redemption date, which shall be the first business day next succeeding ten (10) days after the giving of such notice; (v) the redemption price; (vi) that on the redemption date, the redemption price will become due and payable with respect to each share of Series A Preferred Stock elected to be redeemed and that dividends thereon shall cease to accrue on and after said date, unless the Corporation shall default in redeeming such shares; and (vii) the place or places where certificates representing shares of Series A Preferred Stock are to be surrendered for payment of the redemption price. In order for any shares of Series A Preferred Stock to be redeemed at the election of the holder thereof, the Corporation must receive a certificate representing such shares at the place or places where such shares are to be surrendered for payment of the redemption price, on or before the redemption date, accompanied by written notice to the Corporation instructing the Corporation to redeem such shares. Such notice duly received shall be irrevocable. If the Corporation shall fail to give any notice of the occurrence of a change of control as required by this paragraph 3(d), then the holders of the Series A Preferred Stock not previously called for redemption shall have the continuing right to require the Corporation to redeem their shares at the redemption price specified herein, until the Corporation shall have given such notice as aforesaid, whereupon such rights shall be subject to the limitations and procedures set forth in this paragraph 3(d).

                  (e) All shares of Series A Preferred Stock which shall at any time have been redeemed, whether at the option of the Corporation or the holder thereof, shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors or an Authorized Board Committee.

         4.       Conversion Rights.

                  (a) Each share of the Series A Preferred Stock shall be convertible at the option of the holder thereof, at any time prior to the redemption of such share as hereinabove provided, into fully paid and nonassessable shares of Common Stock at the initial conversion rate of 1.6660 shares of Common Stock for each share of Series A Preferred Stock, subject to adjustment as provided in paragraph 4(e).

                  (b) The Common Stock deliverable upon conversion of Series A Preferred Stock shall be Common Stock of the Corporation of the par value of $.10 per share, as constituted at the date of this certificate, except as otherwise provided in subdivisions (i), (vii) and (ix) of paragraph 4(e).

                  (c) In order for any holder of Series A Preferred Stock to convert the same into Common Stock, such holder shall surrender the certificate or certificates for such Series A Preferred Stock at the principal office of the Corporation, which certificate or certificates, if the Corporation shall so request, shall be duly endorsed to the Corporation or in blank, or accompanied by proper instruments of transfer to the Corporation or in blank, and, subject to the provisions of paragraph 4(g), shall be accompanied by payment of any applicable stock transfer or other taxes, and such holder shall give written notice to the Corporation at such office that such holder elects so to convert such Series A Preferred Stock, and state in writing therein the name or names in which such holder wishes the certificate or certificates for Common Stock to be issued. Every such notice of election to convert shall constitute a contract between the holder of such Series A Preferred Stock and the Corporation, whereby the holder of such Series A Preferred Stock shall be deemed to subscribe for the amount of Common Stock which such holder shall be entitled to receive upon such conversion, and, in satisfaction of such subscription, to deposit the Series A Preferred Stock to be converted and to release the Corporation from all liability thereunder (except to deliver the shares deliverable upon conversion thereof), and thereby the Corporation shall be deemed to agree that the amount paid to it for such Series A Preferred Stock, together with the surrender of the certificate or certificates therefor and the extinguishment of liability thereon (except as aforesaid), shall constitute full payment of such subscription for Common Stock to be delivered upon such conversion.

                  (d) The Corporation will, as soon as practicable after such deposit of certificates for Series A Preferred Stock accompanied by the written notice and the statement above prescribed, deliver at said office to the person for whose account such Series A Preferred Stock was so surrendered, or to such person's nominee or nominees, certificates for the number of shares of Common Stock to which such person shall be entitled as aforesaid, together with any cash adjustment of any fraction of a share as hereinafter provided. Subject to the following provisions of this paragraph, such conversion shall be deemed to have been made as of the date of such surrender of the Series A Preferred Stock to be converted; and the person or persons entitled to receive the Common Stock deliverable upon conversion of such Series A Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date. The Corporation shall not be required to convert any shares of Series A Preferred Stock while the stock transfer books of the Corporation are closed for any purpose; but the surrender of Series A Preferred Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon reopening of such books, as if the surrender had been made on the date of such reopening, and conversion shall be at the conversion rate in effect at such date.

                  No adjustments in respect of, or payments of dividends on, shares surrendered for conversion or any dividend on the Common Stock issued upon conversion, shall be made upon the conversion of any shares of Series A Preferred Stock. Without limiting the generality of the foregoing, if any shares shall be converted subsequent to the close of business on the record date next preceding a Dividend Payment Date but on or prior to the opening of business on such Dividend Payment Date, the registered holder of such shares at the close of business on such record date shall not be entitled to receive the dividend otherwise payable on such shares on such Dividend Payment Date.

                  (e) The conversion rate shall be subject to adjustment as follows:

                           (i) In case the Corporation shall (A) pay a dividend on its Common Stock in shares of its Common Stock, (B) subdivide its outstanding shares of Common Stock, or (C) combine its outstanding shares of Common Stock into a smaller number of shares, the conversion rate in effect at the time of the record date of such dividend, subdivision, or combination shall be proportionately adjusted so that the holder of any Series A Preferred Stock surrendered for conversion after such time shall be entitled to receive the number and kind of shares which he would have owned or have been entitled to receive had such Series A Preferred Stock been converted immediately prior to such time. Such adjustment shall be made successively whenever any event listed above shall occur.

                           (ii) In case the Corporation shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date for the determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined below) per share of Common Stock on such record date, the number of shares of Common Stock into which each share of Series A

         Preferred Stock shall be convertible thereafter shall be determined by multiplying the number of shares of Common Stock into which such shares of Series A Preferred Stock were convertible immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchase and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price. Such adjustment shall be made successively whenever such rights or warrants are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights or warrants; provided, however, if all the shares of Common Stock offered for subscription or purchase are not delivered upon the exercise of such rights or warrants, upon the expiration of such rights or warrants the conversion rate shall be readjusted to the conversion rate which would have been in effect had the numerator and the denominator of the foregoing fraction and the resulting adjustment been made based upon the number of shares of Common Stock actually delivered upon the exercise of such rights or warrants rather than upon the number of shares of Common Stock offered for subscription or purchase. For the purposes of this subdivision (ii), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

                           (iii) In case the Corporation shall distribute to all holders of its Common Stock shares of its capital stock (other than Common Stock), evidences of indebtedness or assets of the Corporation (excluding dividends paid in, or distributions of, cash from the retained earnings of the Corporation) or subscription rights or warrants (excluding those referred to in subdivision (ii) above), the number of shares of Common Stock into which each share of Series A Preferred Stock shall be convertible thereafter shall be determined by multiplying the number of shares of Common Stock into which such share of Series A Preferred Stock was convertible immediately prior to such record date by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the record date for the determination of stockholders entitled to receive such distribution and of which the denominator shall be such Current Market Price per share of Common Stock less the fair market value (as determined by the Board of Directors or an Authorized Board Committee thereof, whose determination shall be conclusive) of the portion of the capital stock, evidences of indebtedness, assets or subscription rights or warrants distributed applicable to one share of

         Common Stock. Such adjustment shall be made successively whenever any such distribution is made, and shall become effective retroactively after such record date.

                           (iv) For the purpose of any computation under subdivisions (ii) and (iii) above, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily Closing Prices for the thirty (30) consecutive business days commencing forty-five (45) business days before such date. Where used herein, the "Closing Price" for each day shall be the reported last sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case as reported on the New York Stock Exchange Composite Transactions reporting system or, if not so quoted, on the New York Stock Exchange, or, if at any time the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotation National Market ("NASDAQ"), or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on NASDAQ, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors or an Authorized Board Committee for such purposes.

                           (v) In any case in which this paragraph 4(e) shall require that an upward adjustment of the conversion rate as a result of any event that becomes effective after a record date or effective date for such event, the Corporation may elect to defer until after the occurrence of such event (A) issuing to the holder of any shares of Series A Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion over and above the shares of Common Stock issuable upon such conversion on the basis of the conversion rate prior to adjustment and (B) paying to such holder any amount in cash in lieu of a fractional share of Common Stock pursuant to subdivision (viii) below; and, in lieu of the shares the issuance of which is so deferred, the Corporation shall issue or cause its Transfer Agent to issue due bills or other appropriate evidence of the right to receive such shares.

                           (vi) No adjustment in the conversion rate applicable to a share of Series A Preferred Stock shall be required unless such adjustment would require an increase or decrease of at least 1% in such rate; provided, however, that the Corporation may make any such adjustment at its election; and provided, further, however, that any adjustments which by reason of this subdivision (vi) are not made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph 4(e) shall be made to the nearest one-hundredth of a share. Anything in this paragraph 4(e) notwithstanding, the Corporation shall be entitled to make such increases in the conversion rate, in addition to those required by this paragraph 4(e), as it in its discretion shall determine to be advisable in order that any dividend of capital stock, subdivision or combination of shares, distribution of rights or warrants to purchase capital stock or other securities, or distribution of securities convertible into or exchangeable for capital stock, hereafter made by the Corporation to its stockholders shall not be taxable.

                           (vii) In case of any consolidation of the Corporation into, or merger of the Corporation with or into, any other corporation (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification, change or conversion of outstanding shares of Common Stock), or in case of any sale or transfer of all or substantially all of the assets of the Corporation, or in case of any reclassification of its shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), the holder of each share of Series A Preferred Stock then outstanding shall have the right thereafter to convert such share into the kind and amount of shares of capital stock and other securities, cash and other property receivable upon such consolidation, merger, sale, transfer or reclassification by a holder of the number of shares of Common Stock of the Corporation into which such share of Series A Preferred Stock might have been converted immediately prior to such consolidation, merger, sale, transfer or reclassification. In any such event, effective provision shall be made, in the articles or certificate of incorporation of the resulting or surviving corporation or other corporation issuing or delivering such shares of capital stock, other securities, cash or other property or otherwise, so that the provisions set forth herein for the protection of the conversion rights of the Series A Preferred Stock shall thereafter be applicable, as nearly as reasonably may be, to any such other shares of capital stock and other securities, cash and other property deliverable upon conversion of the Series A Preferred Stock remaining outstanding or other convertible stock or securities received by the holders in place thereof; and any such resulting or surviving corporation or other corporation issuing or delivering such shares of capital stock, other securities, cash or other property shall expressly assume the obligation to deliver, upon the exercise of the conversion privilege, such shares of capital stock, securities, cash or other property as the holders of the Series A Preferred Stock remaining outstanding, or other convertible stock or securities received by the holders in place thereof, shall be entitled to receive, pursuant to the provisions hereof, and to make provision for the protection of the conversion right as above provided. In case shares of capital stock, securities, cash or other property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references to Common Stock in this paragraph 4(e) shall be deemed to apply, so far as provided and as nearly as is reasonable, to any such shares of capital stock, other securities, cash or other property.

                           (viii) No fractional interests in Common Stock shall be issued upon conversion of shares of Series A Preferred Stock. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any share of Series A Preferred Stock, the Corporation will pay a cash adjustment in respect of such fractional interest in an amount equal to the same fraction of the Closing Price per share of Common Stock determined as of the business day preceding the date of conversion.

                           (ix) In the event that at any time, as a result of any adjustment made pursuant to this paragraph 4(e), the holder of any share of Series A Preferred Stock thereafter surrendered for conversion shall become entitled to receive any shares of the Corporation other than shares of its Common Stock, the number of such other shares so receivable upon conversion of any share of Series A Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provision with respect to the Common Stock contained in subdivisions (i) to (viii), inclusive, above, with respect to the Common Stock.

                           (x) Whenever any adjustment is required in the number of shares into which each share of Series A Preferred Stock is convertible, the Corporation shall forthwith mail to the holders of record of the Series A Preferred Stock a statement describing in reasonable detail the adjustment and the method of calculation used.

                  (f) Upon any conversion of shares of Series A Preferred Stock, the shares so converted shall have the status of authorized and unissued shares of Preferred Stock, unclassified as to series, and the number of shares of Preferred Stock which the Corporation shall have authority to issue shall not be decreased by the conversion of shares of Series A Preferred Stock. The Corporation shall at all times reserve and keep available, out of its authorized and unissued stock or stock held as treasury stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series A Preferred Stock from time to time outstanding. For the purpose of this paragraph 4(f), the full number of shares of Common Stock issuable upon the conversion of all outstanding shares of Series A Preferred Stock shall be computed as if at the time of computation of such number of shares of Common Stock all outstanding shares of Series A Preferred Stock were held by a single holder. The Corporation shall use all reasonable efforts from time to time, in accordance with the laws of the State of Delaware, to cause its shareholders to approve an increase in the authorized number of shares of its Common Stock if at any time the number of shares of its Common Stock not outstanding shall not be sufficient to permit the conversion of all the then outstanding Series A Preferred Stock.

                  (g) The Corporation will pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series A Preferred Stock pursuant thereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock in a name other than that in which the certificate representing the Series A Preferred Stock so converted was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

                  (h) Before taking any action which would cause an adjustment reducing the conversion rate such that the conversion price (for purposes of this paragraph, an amount equal to $25.00 divided by the conversion rate applicable to a share of Series A Preferred Stock as in effect from time to time) would be below the then par value of the Common Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at the conversion rate as so adjusted.

         5.       Exchange.

                  (a) The shares of Series A Preferred Stock shall be exchangeable, in whole or in part, at the option of the Corporation on any Dividend Payment Date at any time on or after March 15, 1999, and prior to March 15, 2001, for fully paid and nonassessable shares of Common Stock at the exchange rate of 1.6660 shares of Common Stock for each share of Series A Preferred Stock; provided that (i) on or prior to the date of exchange the Corporation shall have declared and paid or set apart for payment to the holders of outstanding shares of Series A Preferred Stock all accumulated and unpaid dividends to the date of exchange, and (ii) the Current Market Price (as defined in subdivision (iv) of paragraph 4(e) above) of the Common Stock is above $18.375 (the "Threshold Price"). The Common Stock deliverable upon exchange of Series A Preferred Stock shall be Common Stock of the Corporation of the par value of $.10 per share, as constituted at the date of this certificate, except as otherwise provided in subdivisions (i), (vii) and (ix) of paragraph 4(e) which shall be applicable as provided in the next sentence. The exchange rate shall be subject to adjustment in the same manner and under the same circumstances as the conversion rate is subject to adjustment as provided in paragraph 4(e), and the Threshold Price shall be subject to adjustment in the same manner and under the same circumstances, mutatis mutandis, as the exchange rate is subject to adjustment. The Corporation will mail to each holder of record of shares of Series A Preferred Stock at his address appearing on the books of the Corporation written notice of any change in the exchange rate or the Threshold Price and a summary description of the basis of such change. The Corporation will mail to each holder of record of the shares of Series A Preferred Stock at his address appearing on the books of the Corporation written notice of its intention to exchange no less than thirty (30) nor more than sixty (60) days prior to the date fixed for the exchange (the "Exchange Date"). Each such notice shall state: (i) the Exchange Date, (ii) the place or places where certificates for such shares of Series A Preferred Stock are to be surrendered for exchange into shares of Common Stock, and (iii) that dividends on the shares of Series A Preferred Stock to be exchanged will cease to accrue on such Exchange Date.

                  (b) If notice has been mailed as aforesaid, from and after the Exchange Date (unless default shall be made by the Corporation in issuing shares of Common Stock in exchange for, or making the final dividend payment on, the outstanding shares of Series A Preferred Stock on the Exchange Date), dividends on the shares of Series A Preferred Stock shall cease to accrue, and said shares shall no longer be deemed to be issued and outstanding, and all rights of the holders thereof as holders of shares of Series A Preferred Stock of the Corporation (except the right to receive from the Corporation the shares of Common Stock) in respect of such shares of Series A Preferred Stock shall cease and terminate. Upon surrender in accordance with said notice of the certificates for any shares of Series A Preferred Stock so exchanged (properly endorsed or assigned for transfer, if the Corporation shall so require and the notice shall so state), such shares shall be exchanged by the Corporation for shares of Common Stock as aforesaid.

                  (c) All shares of Series A preferred Stock which shall at any time have been exchanged for shares of Common Stock of the Corporation shall, after such exchange, have the status of authorized but unissued shares of Preferred Stock, without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors.

                  (d) The Corporation will, as soon as practicable after the surrender for exchange of certificates representing shares of Series A Preferred Stock, deliver at said place for surrender to the person for whose account such Series A Preferred Stock was so surrendered, or to his nominee or nominees, certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid, together with any cash adjustment of any fraction of a share as hereinafter provided.

                  (e) The Corporation will pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on exchange of Series A Preferred Stock pursuant to this paragraph 5. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock in a name other than that in which the certificate representing the Series A Preferred Stock so exchanged was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

                  (f) Before taking any action which would cause an adjustment reducing the exchange rate such that the exchange price (for purposes of this paragraph, an amount equal to $25.00 divided by the exchange rate applicable to a share of Series A Preferred Stock as in effect from time to time) would be below the then par value of the Common Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at the exchange rate as so adjusted.

         6.       Number of Shares.

                  The Board of Directors of the Corporation reserves the right by subsequent amendment of this resolution from time to time to decrease the number of shares which constitute the Series A Preferred Stock (but not below the number of shares thereof then outstanding) and, subject to anything to the contrary set forth in the Certificate of Incorporation of the Corporation applicable to the Preferred Stock, to subdivide the number of shares, the stated value per share and the liquidation value per share of the Series A Preferred Stock and in other respect to amend, within the limitations provided by law, this resolution and the Certificate of Incorporation of the Corporation.

         7.       Liquidation Rights.

                  Upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, the amount of $25.00 per share plus an amount equal to all dividends on such shares (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to the Series A Preferred Stock with respect to distributions upon dissolution, liquidation or winding up. For purposes of this paragraph 7, the merger or consolidation of the Corporation or the sale of all or substantially all of the Corporation's assets, shall not be deemed to be a liquidation, dissolution or winding up of the Corporation. In the event the assets of the Corporation available for distribution to the holders of shares of the Series A Preferred Stock upon any dissolution, liquidation or winding up of the Corporation shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this paragraph 7, no such distributions shall be made upon account of any shares of any other class of stock of the Corporation ranking on a parity with the shares of the Series A Preferred Stock upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of the Series A Preferred Stock, ratably, in proportion to the full distributable amounts to which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up. After the payment to the holders of the shares of the Series A Preferred Stock of the full preferential amounts provided for in this paragraph 7, the holders of the Series A Preferred Stock as such shall have no right or claim to any of the remaining assets of the Corporation.

         8.       Voting Rights.

                  The shares of Series A Preferred Stock shall have the following voting rights:

                  (a) So long as any shares of the Series A Preferred Stock remain outstanding, the Corporation will not, either directly or indirectly, without the affirmative vote at a meeting or the written consent with or without a meeting of the holders of at least 66 2/3% of the shares of Series A Preferred Stock then outstanding, amend, alter or repeal any of the provisions of the Certificate of the Designations, Powers, Preferences and Rights of the Series A Preferred Stock or the Certificate of Incorporation of the Corporation, or authorize any reclassification of the Series A Preferred Stock, so as in any such case to affect adversely the preferences, special rights or powers of the Series A Preferred Stock or authorize any capital stock of the Corporation ranking, either as to payment of dividends or upon liquidation, dissolution or winding up of the Corporation, prior to the Preferred Stock.

                  (b) So long as any shares of the Series A Preferred Stock remain outstanding, the Corporation will not, either directly or indirectly, without the affirmative vote at a meeting or the written consent with or without a meeting of the holders of at least a majority in voting power of shares of the Series A Preferred Stock then outstanding, increase the authorized number of shares of Preferred Stock or create, or increase the authorized number of shares of, any other class of capital stock of the Corporation ranking on a parity with the Preferred Stock either as to payment of dividends or upon liquidation, dissolution or winding up of the Corporation.

                  (c) If at any time dividends payable on the Series A Preferred Stock are in arrears and unpaid in an amount equal to or exceeding the amount of dividends payable thereon for four quarterly dividend periods, the total number of directors on the Corporation's Board of Directors shall be limited to a maximum of nine and the holders of the outstanding shares of Series A Preferred Stock will have the exclusive right, voting separately as a class without regard to series, to designate a special class of two directors of the Corporation (the "Special Directors") at the next annual or special meeting of stockholders of the Corporation irrespective of whether such meeting otherwise would involve the election of directors, and the membership of the Board of Directors of the Corporation shall be increased by the number of the Special Directors so designated. Such right of the holders of Series A Preferred Stock to designate

Special Directors will continue until all dividends accumulated and payable on the Series A Preferred Stock have been paid in full, at which time such right to designate Special Directors will terminate, subject to re-vesting in the event of a subsequent arrearage. Upon any termination of the aforesaid right of designation, the term of office of all the Special Directors designated by holders of Series A Preferred Stock will immediately terminate without action by the Corporation or the Board of Directors thereof.

                  (d) In exercising the right to designate Special Directors set forth in this paragraph 8 or when otherwise granted voting rights by operation of law, each share of Series A Preferred Stock shall be entitled to one vote except as otherwise provided in this certificate.

                  (e) To the extent that the rights provided in this paragraph 8(e) do not prevent the continued listing for quotation on NASDAQ, of the Common Stock of the Corporation, then (i) for so long as KNE owns 80% or more of the voting power of the securities of the Corporation issued pursuant to the merger of a subsidiary of the Corporation with and into K N Production Company (the "Merger") (such voting power being determined in accordance with paragraph 8(f) below), KNE shall have the right to elect a special class of two directors to the Board of Directors of the Corporation, and (ii) for so long as KNE owns securities of the Corporation issued pursuant to the Merger possessing less than 80% of the voting power of the securities of the Corporation issued pursuant to the merger (such voting power being determined in accordance with paragraph 8(f) below), but more than 30% of such voting power, KNE shall have the right to elect a special class of one director to the Board of Directors of the Corporation.

                  (f) So long as any shares of the Series A Preferred Stock remain outstanding, the holders of shares of the Series A Preferred Stock shall be entitled to vote on all matters upon which holders of the Corporation's Common Stock have the right to vote. In such voting, each share of Series A Preferred Stock shall be entitled to a number of votes per share equivalent to the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock and shall vote together with the holder of the outstanding shares of the Corporation's Common Stock as if a part of that class.

                  Without limiting the generality of actions with respect to which the Series A Preferred Stock has no voting rights except as set forth in this paragraph 8, no consent of holders of the Series A Preferred Stock shall be required for (i) the creation of any indebtedness of any kind of the Corporation, or (ii) the authorization or issuance of any class of capital stock of the Corporation ranking junior to the Series A Preferred Stock in payment of dividends or upon liquidation, dissolution or winding up of the Corporation.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed on its behalf by its undersigned Vice President this 29th day of December, 1995.


                                                  /s/ Cliff Drescher
                                                  ------------------------------
                                                  Cliff Drescher, Vice President

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 TOM BROWN, INC.


         Tom Brown, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

         Pursuant to the provisions of the Delaware General Corporation Law, the Board of Directors and the stockholders of the Corporation adopted an amendment to the Certificate of Incorporation of the Corporation, which is set forth in the following resolution in accordance with Section 242 of the Delaware General Corporation Law, the purpose of which amendment is to increase the number of authorized shares of Common Stock:

         "RESOLVED, That the Certificate of Incorporation of the Corporation be amended by changing the first sentence of Article Fourth thereof, so that as amended, the first sentence of Article Fourth shall read as follows:

                  FOURTH: The total number of shares of all classes that the Corporation shall have authority to issue is 42,500,000, of which 2,500,000 shares shall be Preferred Stock, par value $.10 per share, and 40,000,000 shares shall be Common Stock, $.10 par value per share.

         Except as specifically amended hereby, all other provisions of Article Fourth shall remain in full force and effect.

         IN WITNESS WHEREOF, Tom Brown, Inc. has caused this Certificate of Amendment to be signed by Donald L. Evans, its Chairman of the Board of Directors, and attested by Kim Harris, its Assistant Secretary, this 22nd day of May, 1996.


                                              TOM BROWN, INC.


                                              By: /s/ Donald L. Evans
                                                 -------------------------------
                                                  Donald L. Evans, Chairman of
                                                     the Board of Directors

ATTESTED:


   /s/ Kim Harris
-------------------------------
Kim Harris, Assistant Secretary

         The undersigned Chairman of the Board of Directors of Tom Brown, Inc., being duly sworn, does verify that the foregoing instrument represents the act and deed of Tom Brown, Inc. and that the facts stated in such instrument are true.


                                                        /s/ Donald L. Evans
                                                    ----------------------------
                                                    Donald L. Evans, Chairman of
                                                       the Board of Directors

STATE OF TEXAS    )
                  )
COUNTY OF MIDLAND )

         Before me, the undersigned authority, on this day personally appeared DONALD L. EVANS and KIM HARRIS, Chairman of the Board of Directors and Assistant Secretary, respectively, of Tom Brown, Inc., a corporation formed under the laws of the State of Delaware, known to me to be the individuals whose names are subscribed to the foregoing instrument, and acknowledged and swore to me that they each executed the same for the purposes and consideration therein expressed and as the act and deed of said corporation and that the facts stated in the foregoing instrument are true.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this 22nd day of May, 1996.


                                                        /s/ Carolyn Vannoy
                                                   -----------------------------
                                                   Name:  Carolyn Vannoy
                                                        Notary Public in and for
                                                           the State of Texas

                                                        [TBI PRODUCTION COMPANY]



                       CERTIFICATE OF OWNERSHIP AND MERGER
                         MERGING SUBSIDIARY CORPORATION
                             INTO PARENT CORPORATION


         Pursuant to the provisions of Section 253 of the Delaware General Corporation Law, Tom Brown, Inc., a Delaware corporation (the "Parent Corporation"), does hereby certify:

         FIRST: That the Parent Corporation was incorporated and duly organized pursuant to the General Corporation Law of the State of Delaware.

         SECOND: The Parent Corporation owns all of the outstanding shares of each class of capital stock of TBI Production Company, a Delaware corporation (the "Subsidiary").

         THIRD: A copy of the resolutions duly adopted by the Board of Directors of the Parent Corporation to merge the Subsidiary into the Parent Corporation is attached hereto as Exhibit A. Such resolutions were adopted as of November 19, 1998, and remain in full force and effect as of the date hereof.

         IN WITNESS WHEREOF, said Parent Corporation has caused this Certificate to be signed by Peter R. Scherer, its Executive Vice President - Southern Region, this 23rd day of November, 1998.


                                        TOM BROWN, INC.



                                        By: /s/ Peter R. Scherer
                                           -------------------------------------
                                             Peter R. Scherer, Executive Vice
                                                President - Southern Region

                                    EXHIBIT A


                  WHEREAS, Tom Brown, Inc. (the "Corporation") owns all of the outstanding shares of Common Stock, par value $.01 per share (the "Common Stock"), of TBI Production Company, a Delaware corporation (the "Subsidiary"), and no other shares of any capital stock of the Subsidiary are outstanding;

                  WHEREAS, the Corporation desires to merge the Subsidiary into itself, with the Corporation being the surviving corporation;

                  NOW, THEREFORE, BE IT RESOLVED, that the Subsidiary be merged into the Corporation (the "Merger") and that when the Merger becomes effective upon the filing of a Certificate of Ownership and Merger with the Delaware Secretary of State, the separate existence of the Subsidiary shall cease;

                  RESOLVED FURTHER, that when the Merger becomes effective upon the filing of a Certificate of Ownership and Merger with the Delaware Secretary of State, each share of common stock of the Subsidiary shall cease to exist, the holder of such shares shall cease to have any rights with respect thereto, and all certificates representing such shares shall be cancelled;

                  RESOLVED FURTHER, that the proper officers of the Corporation be, and they hereby are, authorized in the name and on behalf of the Corporation to do and perform or to cause to be done and performed all acts and things as such officer or officers shall deem necessary, advisable, or appropriate to implement the foregoing resolutions, and to execute and deliver any and all agreements, certificates, directives, representations, issuances and other instruments or documents of every character, including, without limitation, executing, acknowledging, and filing a Certificate of Ownership and Merger in accordance with the provisions of the Delaware General Corporation Law, and to do and perform or cause to be done or performed any and all other acts and things as such officer or officers of the Corporation shall deem necessary, advisable or appropriate to comply with the purposes and intent of the foregoing resolutions; and

                  RESOLVED FURTHER, that any and all action taken by any officer of the Corporation in effecting the purposes of the foregoing resolutions is hereby ratified, approved, confirmed and adopted in all respects.

                                                         [TBI EXPLORATION, INC.]



                       CERTIFICATE OF OWNERSHIP AND MERGER
                         MERGING SUBSIDIARY CORPORATION
                             INTO PARENT CORPORATION


         Pursuant to the provisions of Section 253 of the Delaware General Corporation Law, Tom Brown, Inc., a Delaware corporation (the "Parent Corporation"), does hereby certify:

         FIRST: That the Parent Corporation was incorporated and duly organized pursuant to the General Corporation Law of the State of Delaware.

         SECOND: The Parent Corporation owns all of the outstanding shares of each class of capital stock of TBI Exploration, Inc., a Colorado corporation (the "Subsidiary").

         THIRD: A copy of the resolutions duly adopted by the Board of Directors of the Parent Corporation to merge the Subsidiary into the Parent Corporation is attached hereto as Exhibit A. Such resolutions were adopted as of November 19, 1998, and remain in full force and effect as of the date hereof.

         IN WITNESS WHEREOF, said Parent Corporation has caused this Certificate to be signed by Peter R. Scherer, its Executive Vice President - Southern Region, this 23rd day of November, 1998.


                                            TOM BROWN, INC.


                                            By: /s/ Peter R. Scherer
                                               ---------------------------------
                                               Peter R. Scherer, Executive Vice
                                                  President - Southern Region

                                    EXHIBIT A


                  WHEREAS, Tom Brown, Inc. (the "Corporation") owns all of the outstanding shares of Common Stock, par value $1.00 per share (the "Common Stock"), of TBI Exploration, Inc., a Colorado corporation (the "Subsidiary"), and no other shares of any capital stock of the Subsidiary are outstanding;

                  WHEREAS, the Corporation desires to merge the Subsidiary into itself, with the Corporation being the surviving corporation;

                  NOW, THEREFORE, BE IT RESOLVED, that the Subsidiary be merged into the Corporation (the "Merger") and that when the Merger becomes effective upon the filing of a Certificate of Ownership and Merger with the Delaware Secretary of State, and the filing of Articles of Merger with the Colorado Secretary of State, the separate existence of the Subsidiary shall cease;

                  RESOLVED FURTHER, that when the Merger becomes effective upon the filing of a Certificate of Ownership and Merger with the Delaware Secretary of State, and the filing of Articles of Merger with the Colorado Secretary of State, each share of common stock of the Subsidiary shall cease to exist, the holder of such shares shall cease to have any rights with respect thereto, and all certificates representing such shares shall be cancelled;

                  RESOLVED FURTHER, that the proper officers of the Corporation be, and they hereby are, authorized in the name and on behalf of the Corporation to do and perform or to cause to be done and performed all acts and things as such officer or officers shall deem necessary, advisable, or appropriate to implement the foregoing resolutions, and to execute and deliver any and all agreements, certificates, directives, representations, issuances and other instruments or documents of every character, including, without limitation, executing, acknowledging, and filing a Certificate of Ownership and Merger in accordance with the provisions of the Delaware General Corporation Law, and the filing of Articles of Merger with the Colorado Secretary of State, and to do and perform or cause to be done or performed any and all other acts and things as such officer or officers of the Corporation shall deem necessary, advisable or appropriate to comply with the purposes and intent of the foregoing resolutions; and

                  RESOLVED FURTHER, that any and all action taken by any officer of the Corporation in effecting the purposes of the foregoing resolutions is hereby ratified, approved, confirmed and adopted in all respects.

                                                               [TBI OIL COMPANY]



                       CERTIFICATE OF OWNERSHIP AND MERGER
                         MERGING SUBSIDIARY CORPORATION
                             INTO PARENT CORPORATION


         Pursuant to the provisions of Section 253 of the Delaware General Corporation Law, Tom Brown, Inc., a Delaware corporation (the "Parent Corporation"), does hereby certify:

         FIRST: That the Parent Corporation was incorporated and duly organized pursuant to the General Corporation Law of the State of Delaware.

         SECOND: The Parent Corporation owns all of the outstanding shares of each class of capital stock of TBI Oil Company, a Delaware corporation (the "Subsidiary").

         THIRD: A copy of the resolutions duly adopted by the Board of Directors of the Parent Corporation to merge the Subsidiary into the Parent Corporation is attached hereto as Exhibit A. Such resolutions were adopted as of November 19, 1998, and remain in full force and effect as of the date hereof.

         IN WITNESS WHEREOF, said Parent Corporation has caused this Certificate to be signed by Peter R. Scherer, its Executive Vice President - Southern Region, this 23rd day of November, 1998.


                                          TOM BROWN, INC.



                                          By: /s/ Peter R. Scherer
                                             -----------------------------------
                                              Peter R. Scherer, Executive Vice
                                                 President - Southern Region

                                    EXHIBIT A


                  WHEREAS, Tom Brown, Inc. (the "Corporation") owns all of the outstanding shares of Common Stock, par value $.01 per share (the "Common Stock"), of TBI Oil Company, a Delaware corporation (the "Subsidiary"), and no other shares of any capital stock of the Subsidiary are outstanding;

                  WHEREAS, the Corporation desires to merge the Subsidiary into itself, with the Corporation being the surviving corporation;

                  NOW, THEREFORE, BE IT RESOLVED, that the Subsidiary be merged into the Corporation (the "Merger") and that when the Merger becomes effective upon the filing of a Certificate of Ownership and Merger with the Delaware Secretary of State, the separate existence of the Subsidiary shall cease;

                  RESOLVED FURTHER, that when the Merger becomes effective upon the filing of a Certificate of Ownership and Merger with the Delaware Secretary of State, each share of common stock of the Subsidiary shall cease to exist, the holder of such shares shall cease to have any rights with respect thereto, and all certificates representing such shares shall be cancelled;

                  RESOLVED FURTHER, that the proper officers of the Corporation be, and they hereby are, authorized in the name and on behalf of the Corporation to do and perform or to cause to be done and performed all acts and things as such officer or officers shall deem necessary, advisable, or appropriate to implement the foregoing resolutions, and to execute and deliver any and all agreements, certificates, directives, representations, issuances and other instruments or documents of every character, including, without limitation, executing, acknowledging, and filing a Certificate of Ownership and Merger in accordance with the provisions of the Delaware General Corporation Law, and to do and perform or cause to be done or performed any and all other acts and things as such officer or officers of the Corporation shall deem necessary, advisable or appropriate to comply with the purposes and intent of the foregoing resolutions; and

                  RESOLVED FURTHER, that any and all action taken by any officer of the Corporation in effecting the purposes of the foregoing resolutions is hereby ratified, approved, confirmed and adopted in all respects.

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 TOM BROWN, INC.


                  Tom Brown, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

                  Pursuant to the provisions of the Delaware General Corporation Law, the Board of Directors and the stockholders of the Corporation adopted an amendment to the Certificate of Incorporation of the Corporation, which is set forth in the following resolution in accordance with Section 242 of the Delaware General Corporation Law, the purpose of which amendment is to increase the number of authorized shares of Common Stock:

                  "RESOLVED, That the Certificate of Incorporation of the Corporation be amended by changing the first sentence of Article Fourth thereof, so that as amended, the first sentence of Article Fourth shall read as follows:

                           FOURTH: The total number of shares of all classes
                  that the Corporation shall have authority to issue is 57,500,000, of which 2,500,000 shares shall be Preferred Stock, par value $.10 per share, and 55,000,000 shares shall be Common Stock, $.10 par value per share.

         Except as specifically amended hereby, all other provisions of Article Fourth shall remain in full force and effect.

         IN WITNESS WHEREOF, Tom Brown, Inc. has caused this Certificate of Amendment to be signed by Donald L. Evans, its Chairman of the Board of Directors, and attested by Bruce R. DeBoer, its Secretary, this 25th day of May, 1999.

                                 TOM BROWN, INC.


                                               By: /s/ Donald L. Evans
                                                  ------------------------------
                                                    Donald L. Evans, Chairman of
                                                       the Board of Directors

ATTESTED:

 /s/ Bruce R. DeBoer
--------------------------
Bruce R. DeBoer, Secretary